ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC ("PwC") advised the Audit Committee of the following matters for consideration under the SEC's auditor independence rules. PwC advised the Audit Committee that a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for	Fees Billed for
	Services Rendered to	Services Rendered to
	the Registrant for	the Registrant for
	fiscal year end 2020	fiscal year end 2019
Audit Fees	$119,861	$78,075
Audit-Related Fees	$0	$0
Tax Fees(1)	$29,552	$5,075
All Other Fees	$0	$0

Total Fees	$149,413	$83,150

(1)Tax Fees for the fiscal year end February 29, 2020 includes fees billed for Taxable Income calculations, including excise tax and year-to-date preparation of U.S. Tax Returns and estimates for various book-to-tax differences. Tax fees for fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. ("Invesco"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant ("Invesco Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco	Rendered to Invesco and Invesco
	Affiliates for fiscal year end 2020	Affiliates for fiscal year end 2019 That
	That Were Required	Were Required
	to be Pre-Approved	to be Pre-Approved
	by the Registrant's	by the Registrant's
	Audit Committee	Audit Committee

Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES As adopted by the Audit Committees of the Invesco Funds (the "Funds")

Last Amended March 29, 2017

I.Statement of Principles

The Audit Committees (the "Audit Committee") of the Boards of Trustees of the Funds (the "Board") have adopted these policies and procedures (the "Procedures") with respect to the pre- approval of audit and non-audit services to be provided by the Funds' independent auditor (the "Auditor") to the Funds, and to the Funds' investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, "Service Affiliates").

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S- X requires that the Audit Committee also pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a "Service Affiliate's Covered Engagement").

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate's Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission ("SEC") and other organizations and regulatory bodies applicable to the Funds ("Applicable

Rules").1 They address both general pre-approvals without consideration of specific case-by-case services ("general pre-approvals") and pre-approvals on a case-by-case basis ("specific pre- approvals"). Any services requiring pre-approval that are not within the scope of general pre- approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre- approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee's review and approval of General Pre-Approved Non-Audit Services, the Funds' Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

1Applicable Rules include, for example, New York Stock Exchange ("NYSE") rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor's independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements.

V.Pre-Approval of Service Affiliate's Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a "Service Affiliate's Covered Engagement".

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate's Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate's Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate's Covered Engagement must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds' Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds. The Funds' Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate's Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate's Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate's Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2- 01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds' Treasurer to ensure services and engagements are pre- approved in compliance with these Procedures. The Funds' Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds' Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2- 01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre- approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor's Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

∙Management functions;

∙Human resources;

∙Broker-dealer, investment adviser, or investment banking services ;

∙Legal services;

∙Expert services unrelated to the audit;

∙Any service or product provided for a contingent fee or a commission;

∙Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

∙Tax services for persons in financial reporting oversight roles at the Fund; and

∙Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements:

∙Bookkeeping or other services related to the accounting records or financial statements of the audit client;

∙Financial information systems design and implementation;

∙Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

∙Actuarial services; and

∙Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $4,089,000 for the fiscal year ended February 29, 2020 and $3,550,000 for the fiscal year ended February 28, 2019. for non-audit services not required to be pre-approved by the Registrant's Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $4,808,552 for the fiscal year ended February 29, 2020 and $4,245,075 for the fiscal year ended February 28, 2019.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h)The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco's Policy Statement on Global Corporate Governance and Proxy Voting

February, 2020

I.Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company's executives, directors, and shareholders, during which important issues, such as appointments to the company's board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company's operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco's proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients' best interests, which Invesco interprets to mean clients' best economic interests, this Policy and the operating guidelines and procedures of Invesco's regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non- fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients' rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.Applicability of this Policy

This Policy sets forth the framework of Invesco's corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco's investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.Proxy Voting for Certain Fixed Income, Money Market and Index Strategies

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies ("Majority Voting"). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV. Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco's clients or vendors. Under Invesco's Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. "Personal benefit" includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco's products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco's proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco's marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.'s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.2 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionally in other cases where required by law.

V.Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco's performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee ("Global IPAC"). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco's Global Head of ESG. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco's proxy administration and governance team, compliance and legal teams annually communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients' best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the "fund manager portal" and supported by the Global Head of ESG and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related

2Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII. Non-Votes

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:

∙If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;

∙In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities ("share blocking"). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client's temporary inability to sell the security; or

∙Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of- attorney outweigh the benefit of voting a particular proxy.

In addition, there may be instances in which Invesco is unable to vote all of its clients' proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco's general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco's proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company's business and will generally support a board's discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are "bundled" or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A. Shareholder Access and Treatment of Shareholder Proposals – General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company's business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders' rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

∙Gender pay gap proposals

∙Political contributions disclosure/political lobbying disclosure/political activities and action

∙Data security, privacy, and internet issues

∙Report on climate change/climate change action

∙Gender diversity on boards

C. Capitalization Structure Issues

i.Stock Issuances

Invesco generally supports a board's proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients' ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights ("blank check" stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.Stock Splits

Invesco generally supports a board's proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company's industry and performance in terms of shareholder returns.

iii.Share Repurchases

Invesco generally supports a board's proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.Corporate Governance Issues

i.General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

∙Adopt proxy access right

∙Require independent board chairperson

∙Provide right to shareholders to call special meetings

∙Provide right to act by written consent

∙Submit shareholder rights plan (poison pill) to shareholder vote

∙Reduce supermajority vote requirement

∙Remove antitakeover provisions

∙Declassify the board of directors

∙Require a majority vote for election of directors

∙Require majority of independent directors on the board

∙Approve executive appointment

∙Adopt exclusive forum provision

Invesco generally supports a board's discretion to amend a company's articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company's articles if any of the proposed amendments would limit shareholders' rights or there is insufficient information to decide about the nature of the proposal.

ii.Board of Directors

1.Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board's key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients' portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

∙Long-term financial performance of the company relative to its industry

∙Management's track record

∙Background to the proxy contest

∙Qualifications of director nominees (both slates)

∙Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

∙Stock ownership positions in the company

3.Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director "overboarding" (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company's performance and the interest of its shareholders. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors ("overboarding"). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO's own company, excluding the boards of majority-owned subsidiaries of the parent company.

4.Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board's audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5.Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors' liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board's discretion regarding proposals to limit directors' liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

∙a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

∙a majority of independent directors

∙completely independent key committees

∙committee chairpersons nominated by the independent directors

∙CEO performance reviewed annually by a committee of independent directors

∙established governance guidelines

7.Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

9.Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board's ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board's nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii.Audit Committees and Auditors

1.Qualifications of Audit Committee and Auditors

Invesco believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company's financial statements and reports.

2.Auditor Indemnifications

A company's independent auditors play a critical role in ensuring and attesting to the integrity of the company's financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco's support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client's investment.

i.Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company's remuneration practices align with shareholders' interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management's recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company's executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to replenish shares automatically without shareholder approval.

iv.Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as "golden parachute" arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders' best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives'

severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v."Claw Back" Provisions

Invesco generally supports so called "claw back" policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans ("poison pills"), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

∙Provide right to act by written consent

∙Provide right to call special meetings

∙Adopt fair price provision

∙Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as "greenmail") because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company's corporate form or to "go dark" (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors' liability.

Invesco will generally support proposals that ask the board to consider non"shareholder constituencies or other non"financial effects when evaluating a merger or business combination.

PROXY VOTING GUIDELINES

I	Applicable to	All Advisory Clients, including the Invesco
Funds
	Risk Addressed by the	Breach of fiduciary duty to client under
	Guidelines	Investment Advisers Act of 1940 by placing
Invesco's interests ahead of client's best
interests in voting proxies
	Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as
amended
	Last	April 19, 2016
☒Reviewed ☒Revised
by Compliance for Accuracy
	Guideline Owner	U.S. Compliance and Legal
	Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
	Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. ("Invesco") to vote proxies associated with securities held on their behalf (collectively, "Clients").

A. INTRODUCTION

Invesco Ltd. ("IVZ"), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the "Invesco Global Proxy Policy"). The policy describes IVZ's views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS' BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds' board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco's Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis ("GL") and Institutional Shareholder Services, Inc. ("ISS")), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco's proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds' board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms' capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms' stances on key governance and proxy topics and their policy framework/methodologies. Invesco's proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco's policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco's proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm's control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco's general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board's accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board.

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The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called "clawback" provisions.

Auditors and Audit Committee members

Invesco believes a company's audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company's audit committee, or when ratifying a company's auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company's financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders' nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent's ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client's investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company's performance under the executives' tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

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Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III. Capitalization

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company's stated reasons for the request. Except where the request could adversely affect the Client's ownership stake or voting rights, Invesco generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

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VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients' holdings, so Invesco generally supports a board's discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

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F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco's web site, www.invesco.com .  In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

As of February 29, 2020, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

∙Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

∙Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

∙Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco's portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub- adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The 'Investments' chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund's shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager's immediate family members sharing the same household). The 'Assets Managed' chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 29, 2020 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the
Fund

Invesco Senior Income Trust

Scott Baskind	None

Thomas Ewald	None

Philip Yarrow	None

Assets Managed

The following information is as of February 29, 2020 (unless otherwise noted):

	Other Registered		Other Pooled			Other
	Investment Companies		Investment Vehicles			Accounts
Portfolio	Managed		Managed			Managed
Manager	Number	Assets	Number	Assets	Number	Assets
	of		of		of
		(in millions)		(in millions)		(in millions)
	Accounts		Accounts		Accounts

Invesco Senior Income Trust

Scott Baskind	4	$8,595.1	4	$6,036.6	22	$8,499.4

Thomas Ewald	2	$2,604.4	3	$5,917.1	None	None

	Other Registered		Other Pooled			Other
	Investment Companies		Investment Vehicles			Accounts
Portfolio	Managed		Managed			Managed
Manager	Number	Assets	Number	Assets	Number	Assets
	of		of		of
		(in millions)		(in millions)		(in millions)
	Accounts		Accounts		Accounts

Philip Yarrow	3	$3,807.4	3	$5,917.1	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period1
Invesco2	One-, Three- and Five-year performance against
Invesco Deutschland	Fund peer group
Invesco Hong Kong2
Invesco Asset Management
Invesco India
Invesco Listed Real Assets Division3
Invesco Senior Secured2, 3	Not applicable
Invesco Capital2,4
Invesco Canada4	One-year performance against Fund peer group
Three- and Five-year performance against entire
universe of Canadian funds
Invesco Japan5	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generall

1Rolling time periods based on calendar year-end.

2Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

3Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.

4Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

5Portfolio Managers for Invesco Pacific Growth Fund's compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a)As of April 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer

("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 ("Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of April 14, 2020, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the

Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.
13(a) (1)	Code of Ethics.
13(a) (2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the
Sarbanes-Oxley Act of 2002.
13(a) (3)	Not applicable.
13(a) (4)	Not applicable.
13(b)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the
Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Senior Income Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020
By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer
Date:	May 6, 2020

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2020

Invesco Trust for Investment Grade Municipals

NYSE: VGM

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Trust's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Trust electronically by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Trust, you can call 800 341 2929 to let the Trust know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Trust.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Supplemental Information

7 Dividend Reinvestment Plan

8 Schedule of Investments

24 Financial Statements

28 Financial Highlights

29 Notes to Financial Statements

34Report of Independent Registered Public Accounting Firm

35Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Trust, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Trust was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about your Trust's performance and portfolio holdings. In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Trust for Investment Grade Municipals

Dear Fellow Shareholders:
Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
Bruce Crockett	￿ Assessing each portfolio management team's investment performance within the context of the fund's investment strategy.

￿ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub- advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Trust for Investment Grade Municipals

Management's Discussion of Trust Performance

Performance summary

For the fiscal year ended February 29, 2020, Invesco Trust for Investment Grade Municipals (the Trust), at net asset value (NAV), outperformed its style-specific benchmark, the S&P Municipal Bond 5+ Year Investment Grade Index. The Trust's return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust's portfolio securi- ties, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and de- mand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance

Total returns, 2/28/19 to 2/29/20

Trust at NAV	13.44%
Trust at Market Value	11.38
S&P Municipal Bond Index￿ (Broad Market Index)	8.94
S&P Municipal Bond 5+ Year Investment Grade Index￿ (Style-Specific Index)	10.68
Lipper Closed-End General and Insured Municipal Leveraged Debt Funds Index￿
(Peer Group Index)	14.54
Market Price Discount to NAV as of 2/29/20	–10.01
Source(s): ￿RIMES Technologies Corp.; ￿Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expect- ing to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primar- ily for risk-tolerant long-term investors.

￿Opportunities in the secondary or primary market to exchange into a security with better relative value.

Market conditions and your Trust

The broad municipal bond market experi- enced positive returns for the sixth consecu- tive year at the close of 2019, and perfor- mance remained strong throughout the fiscal year. Investment grade municipal bonds re- turned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.1 In- vestment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.2 The municipal bond market performed positively as techni- cal conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.3 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

How we invest

The Trust seeks to provide investors with a high level of current income exempt from fed- eral income tax, consistent with preservation of capital.

We seek to achieve the Trust's investment objective by investing primarily in municipal securities that are rated investment grade at the time of investment. Municipal securities include municipal bonds, municipal notes, mu- nicipal commercial paper, and lease obliga- tions. The Trust may also invest up to 20% of its net assets in non-investment grade and unrated municipal securities that we deter- mine to be of comparable quality at the time of purchase. From time to time, we may in-

vest in municipal securities that pay interest subject to the federal alternative minimum tax.

We employ a bottom-up, research-driven approach to identify securities that have at- tractive risk-reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the Trust's income and total return.

Sell decisions are generally based on:

￿A deterioration or likely deterioration of an individual issuer's capacity to meet its debt obligations on a timely basis.

￿A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.

The first nine months of the fiscal year saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led inves- tors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" eliminating the risk of a government shutdown and the some- what unexpected UK election results set the stage for an orderly exit from the European Union by January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.4 Flows into the municipal bond asset class were posi- tive for the fiscal year.5 Fund flows totaled $97.2 billion from February 2019 through February 2020.5

Portfolio Composition

By credit sector, based on total investments

Revenue Bonds	83.3%
General Obligation Bonds	8.7
Pre-Refunded Bonds	8.0
Top Five Debt Holdings
1. University of Utah	2.1%
2. Atlanta (City of), GA	1.9%
3. Washington (State of) (SR 520
Corridor Program –Toll Revenue)	1.8%

4.North Carolina (State of) Capital Facilities Finance Agency (Duke

University)	1.5%
5. New York (City of), NY
Transitional Finance Authority	1.5%

The Trust's holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

Data presented here are as of February 29, 2020.

4Invesco Trust for Investment Grade Municipals

The end of the fiscal year brought a major market shift as macroeconomic concerns re- garding the global outbreak of the Coronavi- rus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to qual- ity assets, such as municipal bonds. This re- sulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic and many provide essential services to all Americans. Though there could be small, iso- lated pockets of defaults in the future, we believe the vast majority of municipal bonds will pay current principal and interest, as his- tory has shown.

During the fiscal year, security selection in bonds AA-rated† and below, as well as non- rated bonds, significantly contributed to the Trust's performance relative to its style- specific benchmark. Security selection in higher coupon bonds (5.50%+) also contrib- uted to the Trust's relative performance. On a state level, security selection in Illinois hold- ings marginally benefited the Trust's relative performance.

Conversely, security selection in higher quality bonds (AAA and AA-rated specifically) detracted from the Trust's performance rela- tive to its style-specific benchmark during the fiscal year. Security selection in lower and intermediate coupon bonds (5.49% and less) detracted from the Trust's relative return. At a state level, holdings in California detracted from the Trust's relative performance, as well.

One important factor affecting the Trust's performance relative to its style-specific benchmark was the use of leverage. The Trust uses leverage because we believe that, over time, leveraging can provide opportuni- ties for additional income and total return for common shareholders. However, the use of leverage also can expose common sharehold- ers to additional volatility. For example, if the prices of securities held by a trust decline, the negative effect of these valuation changes on common-share NAV and total return is magni- fied by the use of leverage. Conversely, lever- age may enhance common-share returns dur- ing periods when the prices of securities held by a trust generally are rising.

During the fiscal year, leverage contributed to the Trust's performance relative to its style-specific benchmark. The Trust achieved a leveraged position through the use of in- verse floating rate securities and variable rate muni term preferred (VMTP) shares. Inverse floating rate securities or tender option bonds are instruments that have an inverse relation- ship to a referenced interest rate. VMTPs are a variable rate form of preferred stock with a mandatory redemption date. Inverse floating rate securities and VMTPs can be an efficient way to manage duration, yield curve exposure and credit exposure, potentially enhancing yield. At the close of the fiscal year, leverage accounted for 39% of the Trust's total assets and it contributed to returns. For more infor- mation about the Trust's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for similar securities. We are monitor- ing interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust's investments and/or the market price of the Trust's common shares.

Thank you for investing in Invesco Trust for Investment Grade Municipals and for sharing our long-term investment horizon.

1 Source: Bloomberg

2Source: US Department of the Treasury

3 Source: US Federal Reserve

4 Source: The Bond Buyer

5 Source: Strategic Insight

†A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage; moodys.com and select "Rating Methodologies" under Research and Ratings on the homepage; and fitchratings.com and select "Ratings Definitions" on the homepage.

Portfolio managers:

John (Jack) Connelly

Tim O'Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management's discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

5Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade Municipals's investment objective is to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets applicable to common shares.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Trust's reports, visit invesco.com/fundreports.

About indexes used in this report

￿The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.

￿The S&P Municipal Bond 5+ Year Invest- ment Grade Index seeks to measure the performance of investment grade US mu- nicipal bonds with maturities equal to or greater than five years.

￿The Lipper Closed-End General and In- sured Municipal Leveraged Debt Funds Index is an unmanaged index considered representative of closed-end general and insured leveraged municipal debt funds tracked by Lipper.

￿The Trust is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Trust may deviate significantly from the perfor- mance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6Invesco Trust for Investment Grade Municipals

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

￿Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

￿Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

￿Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The state- ment shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also ac- cess your account at invesco.com/closed-end.

￿Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your pur- chase will automatically enroll you in the Plan. If your shares are held in "street name" — in the name of your brokerage firm, bank, or other fi- nancial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven't participated in the Plan in the past or chose to opt out, you are still eligible to partici- pate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computer- share Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally 10 business days before the Distribution is paid. If your authoriza- tion arrives after such record date, your participa- tion in the Plan will begin with the following Distri- bution.

How the Plan works

If you choose to participate in the Plan, your Dis- tributions will be promptly reinvested for you, au- tomatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you'll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.Premium: If the Trust is trading at a premium

— a market price that is higher than its NAV — you'll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an inves- tor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduc- tion may be taxable because you are receiv- ing shares at less than market price.

2.Discount: If the Trust is trading at a discount

— a market price that is lower than its NAV — you'll pay the market price for your rein- vested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan's fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transac- tions because shares are purchased for all partici- pants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commis- sions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax infor- mation contained herein is general and is not ex- haustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly chang- ing. Shareholders should always consult a legal or tax adviser for information concerning their indi- vidual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all sharehold- ers listed on the account sign these written in- structions. If you withdraw, you have three op- tions with regard to the shares held in the Plan:

1.If you opt to continue to hold your non- certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book- Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.You may sell your shares through your finan- cial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Partici- pants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropri- ate to comply with applicable law or the rules and policies of the Securities and Exchange Commis- sion or any other regulatory authority, such writ- ten notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Cli- ent Services department at 800 341 2929 or visit invesco.com/closed-end.

7Invesco Trust for Investment Grade Municipals

Schedule of Investments

February 29, 2020			Principal

	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations–164.79%(a)
Alabama–3.34%
Alabama (State of) Special Care Facilities Financing Authority (Ascension Health Senior Credit Group);
Series 2016 B, Ref. RB	5.00%	11/15/2046	$ 4,875	$5,825,673
Alabaster (City of), AL Board of Education; Series 2014 A, GO Wts. (b)(c)	5.00%	09/01/2024	2,550	3,023,128
Birmingham (City of), AL Airport Authority; Series 2010, RB (INS-AGM)(d)	5.25%	07/01/2030	2,500	2,534,975
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.75%	06/01/2045	245	279,052
Birmingham (City of), AL Water Works Board;
Series 2015 A, Ref. RB (e)	5.00%	01/01/2042	4,995	5,989,155
Series 2016 B, Ref. RB	5.00%	01/01/2043	1,260	1,532,210
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village); Series 2007,
RB (f)	5.50%	01/01/2043	2,525	1,791,967
Lower Alabama Gas District (The); Series 2016 A, RB (e)	5.00%	09/01/2046	2,700	4,090,014
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR
(g)	5.25%	05/01/2044	835	997,775

				26,063,949
Alaska–0.65%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services);
Series 2011 A, RB (e)	5.50%	10/01/2041	4,755	5,044,342
Arizona–4.05%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2042	2,210	2,573,965
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community);
Series 2019 A, RB	5.00%	01/01/2037	1,000	1,204,950
Series 2019 A, RB	5.00%	01/01/2038	1,000	1,197,990
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence); Series 2017 A,
Ref. RB (g)	5.25%	07/01/2052	1,250	1,299,413
Arizona (State of) Lottery Revenue; Series 2019, Ref. RB	5.00%	07/01/2029	1,250	1,693,250
City of Phoenix Civic Improvement Corp.; Series 2019, RB	5.00%	07/01/2049	3,070	3,938,135
Glendale (City of), AZ Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/2035	750	756,315
Series 2010, RB	5.13%	05/15/2040	1,500	1,513,005
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	5.00%	11/15/2029	1,105	1,227,390
Series 2017, Ref. RB	5.00%	11/15/2045	905	982,658
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools);
Series 2019, Ref. RB (g)	5.00%	07/01/2054	230	262,055
Maricopa County Pollution Control Corp. (Southern California Education Co.); Series 2000 B, Ref. RB	5.00%	06/01/2035	1,195	1,207,834
Phoenix (City of), AZ Industrial Development Authority (Career Success Schools);
Series 2009, RB	7.00%	01/01/2039	970	972,551
Series 2009, RB	7.13%	01/01/2045	925	927,414
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A,
RB (g)	6.50%	07/01/2034	510	597,735
Phoenix (City of), AZ Industrial Development Authority (Rowan University); Series 2012, RB	5.00%	06/01/2042	3,175	3,414,268
Phoenix Civic Improvement Corp.;
Series 2017 A, RB (h)	5.00%	07/01/2042	1,585	1,930,657
Series 2017 A, RB (h)	5.00%	07/01/2047	2,535	3,067,451
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2017, RB (g)	5.00%	06/15/2047	365	379,830
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018,
RB (g)	5.38%	07/01/2052	1,215	1,279,237
Yuma (City of), AZ Industrial Development Authority (Regional Medical Center); Series 2014 A, RB	5.00%	08/01/2029	1,000	1,165,930
				31,592,033
California–15.15%
Bay Area Toll Authority (San Francisco Bay Area);
Series 2017 F-1, RB (e)	5.00%	04/01/2056	2,550	3,123,291
Series 2017, Ref. RB	4.00%	04/01/2037	2,200	2,590,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California–(continued)
Beverly Hills Unified School District (Election of 2008); Series 2009, GO Bonds (i)	0.00%	08/01/2028	$ 1,250	$1,123,562
California (County of), CA Tobacco Securitization Agency (Alameda County Tobacco Asset
Securitization Corp.); Series 2006 C, RB (i)	0.00%	06/01/2055	11,260	809,707
California (State of);
Series 2012, GO Bonds	5.25%	04/01/2035	3,800	4,142,076
Series 2012, GO Bonds	5.00%	04/01/2042	2,790	3,020,789
Series 2013, GO Bonds	5.00%	04/01/2037	1,850	2,076,088
Series 2013, Ref. GO Bonds	5.25%	09/01/2030	2,500	2,881,550
California (State of) Community Housing Agency (Annadel Apartments); Series 2019 A, RB (g)	5.00%	04/01/2049	855	1,029,155
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB (b)(c)	5.50%	08/15/2020	1,000	1,022,030
California (State of) Housing Finance Agency; Series 2019 2, Class A, Revenue Ctfs.	4.00%	03/20/2033	509	615,316
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing
Project); Series 2018, RB	5.00%	05/15/2035	1,280	1,607,130
California (State of) Municipal Finance Authority (Linxs APM);
Series 2018 A, RB (h)	5.00%	12/31/2038	1,515	1,879,176
Series 2018 A, RB (h)	5.00%	12/31/2043	2,055	2,521,875
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, Ref. RB (h)	4.00%	07/15/2029	680	816,850
California (State of) Pollution Control Finance Authority;
Series 2012, RB (g)(h)	5.00%	07/01/2027	1,415	1,555,580
Series 2012, RB (g)(h)	5.00%	07/01/2030	1,650	1,809,489
Series 2012, RB (g)(h)	5.00%	07/01/2037	3,610	3,943,131
California (State of) Statewide Communities Development Authority (Loma Linda University Medical
Center);
Series 2014, RB	5.25%	12/01/2044	875	1,007,676
Series 2016 A, RB (g)	5.00%	12/01/2041	1,380	1,589,360
Series 2016 A, RB (g)	5.25%	12/01/2056	1,025	1,184,141
Daly City (City of), CA Housing Development Finance Agency (Franciscan Mobile Home Park
Acquisition); Series 2007 C, Ref. RB	6.50%	12/15/2047	540	541,139
East Bay Municipal Utility District; Series 2010 A, Ref. RB (e)	5.00%	06/01/2036	5,580	5,640,655
Foothill-Eastern Transportation Corridor Agency;
Series 1995 A, RB (b)(i)	0.00%	01/01/2023	10,750	10,507,050
Series 2015, Ref. RB (INS-AGM)(d)(i)	0.00%	01/15/2034	4,225	3,146,104
Golden State Tobacco Securitization Corp.;
Series 2013 A, RB	5.00%	06/01/2030	1,400	1,584,814
Series 2015 A, Ref. RB	5.00%	06/01/2040	5,000	5,962,400
Series 2018 A-1, Ref. RB	5.00%	06/01/2047	745	791,093
Series 2018 A-2, Ref. RB	5.00%	06/01/2047	2,605	2,766,171
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2010 A, RB (e)	5.00%	05/15/2035	1,000	1,008,440
Series 2010 B, RB	5.00%	05/15/2040	2,000	2,016,760
M-S-R Energy Authority; Series 2009 B, RB	6.13%	11/01/2029	995	1,299,500
Mt. San Antonio Community College District (Election 2008); Series 2013 A, GO Bonds (j)	6.25%	08/01/2043	2,055	2,231,689
Oroville (City of), CA (Oroville Hospital); Series 2019, RB	5.25%	04/01/2049	630	771,000
Sacramento (County of), CA; Series 2010, RB	5.00%	07/01/2040	3,415	3,459,429
San Buenaventura (City of), CA (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,460	2,683,540
San Diego (City of), CA Community College District (Election of 2006); Series 2011, GO Bonds (e)	5.00%	08/01/2036	6,210	6,600,609
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2011 F, Ref. RB (h)	5.00%	05/01/2025	1,165	1,221,992
Series 2011 F, Ref. RB (h)	5.00%	05/01/2026	2,335	2,448,948
Series 2016 B, RB (h)	5.00%	05/01/2041	5,000	6,028,950
Series 2019 A, Ref. RB (h)	5.00%	05/01/2036	1,195	1,550,465
Series 2019 A, Ref. RB (h)	5.00%	05/01/2039	2,400	3,088,392
San Francisco (City & County of), CA Public Utilities Commission (Water System Improvement
Program); Subseries 2011 A, RB (e)	5.00%	11/01/2036	5,070	5,440,769
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, RB	5.50%	09/01/2032	685	766,823
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, RB (i)	0.00%	06/01/2041	3,560	1,083,344
Southern California Public Power Authority (Milford Wind Corridor Phase II); Series 2011-1, RB (e)	5.25%	07/01/2029	1,440	1,526,832
University of California; Series 2018 AZ, Ref. RB (e)	4.00%	05/15/2048	2,460	2,892,099

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California–(continued)
Vernon (City of), CA; Series 2009 A, RB	5.13%	08/01/2021	$ 795	$807,148
				118,214,869
Colorado–3.66%
Arkansas River Power Authority; Series 2006, RB (b)	5.88%	10/01/2026	1,260	1,528,720
Colorado (State of) Board of Governors;
Series 2012 A, RB (e)	5.00%	03/01/2038	3,000	3,253,170
Series 2012 A, RB (e)	5.00%	03/01/2041	2,650	2,873,634
Colorado (State of) Health Facilities Authority (Adventhealth Obligated); Series 2019, Ref. RB	4.00%	11/15/2043	1,005	1,189,458
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2018 A, RB	5.00%	11/15/2048	1,195	1,479,721
Colorado (State of) Health Facilities Authority (CommonSpirit Health);
Series 2019 A-1, Ref. RB	4.00%	08/01/2044	1,705	1,968,473
Series 2019 A-2, Ref. RB	5.00%	08/01/2044	850	1,058,250
Colorado (State of) Health Facilities Authority (Evangelical Lutheran Good Samaritan Society (The));
Series 2013, RB (b)(c)	5.63%	06/01/2023	500	577,280
Series 2017, Ref. RB (b)(c)	5.00%	06/01/2027	600	773,604
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, RB	5.25%	07/01/2027	670	670,355
Series 2007 A, RB	5.30%	07/01/2037	505	505,071
Colorado (State of) High Performance Transportation Enterprise (C-470 Express Lanes);
Series 2017, RB	5.00%	12/31/2047	945	1,057,020
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, RB	6.50%	01/15/2030	2,100	2,135,595
Series 2010, RB	6.00%	01/15/2034	1,700	1,725,721
Colorado (State of) Science and Technology Park Metropolitan District No. 1; Series 2018, Ref. RB	5.00%	12/01/2033	500	542,915
Denver (City & County of), CO;
Series 2012 B, RB	5.00%	11/15/2037	1,750	1,923,670
Series 2018 A, Ref. RB (e)(h)	5.25%	12/01/2048	1,795	2,276,509
Series 2018 A-2, RB (i)	0.00%	08/01/2034	1,730	1,128,237
Neu Towne Metropolitan District; Series 2018 A, Ref. GO Bonds	5.38%	12/01/2046	720	772,949
Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. RB (g)	5.00%	12/15/2041	985	1,080,959
				28,521,311
Connecticut–0.64%
Connecticut (State of) (Bradley International Airport); Series 2000 A, RB (INS-ACA)(d)(h)	6.60%	07/01/2024	3,080	3,091,057
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, RB (h)	5.50%	04/01/2021	1,800	1,875,276
				4,966,333
District of Columbia–3.51%
District of Columbia;
Series 2014 C, GO Bonds (e)	5.00%	06/01/2034	3,525	4,104,263
Series 2014 C, GO Bonds (e)	5.00%	06/01/2035	7,050	8,199,009
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2045	2,245	2,344,162
District of Columbia Water & Sewer Authority; Series 2013 A, RB (e)	5.00%	10/01/2044	3,080	3,542,400
Metropolitan Washington Airports Authority (Dulles Metrorail & Capital Improvement); Series 2019 B,
Ref. RB	4.00%	10/01/2053	1,705	1,991,116
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2014
A, Ref. RB	5.00%	10/01/2053	6,720	7,207,872
				27,388,822
Florida–9.71%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics); Series 2019,
RB	4.00%	12/01/2049	1,280	1,482,496
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs); Series 2011 A, RB	8.13%	11/15/2041	1,000	1,012,000
Broward (County of), FL;
Series 2013 C, RB (b)(c)	5.25%	10/01/2023	2,380	2,753,708
Series 2015 A, RB (h)	5.00%	10/01/2045	1,440	1,688,630
Series 2017, RB (e)(h)	5.00%	10/01/2047	2,645	3,227,932
Series 2019 B, RB (h)	4.00%	09/01/2049	850	961,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Florida–(continued)
Broward County FL Water & Sewer Utility Revenue;
Series 2019 XM0790, Revenue Ctfs. (e)	4.00%	10/01/2043	$ 2,730	$3,252,604
Series 2019 XM0790, Revenue Ctfs. (e)	4.00%	10/01/2044	1,250	1,486,225
Cape Coral (City of), FL Health Facilities Authority (Gulf Care, Inc.); Series 2015, Ref. RB (g)	6.00%	07/01/2045	255	282,331
Central Florida Expressway Authority;
Series 2019 XM0805, Revenue Ctfs. (e)	5.00%	07/01/2044	1,705	2,176,023
Series 2019 XM0806, Revenue Ctfs. (e)	5.00%	07/01/2049	2,430	3,081,191
Collier (County of), FL Industrial Development Authority (The Arlington of Naples); Series 2014 A, RB
(Acquired 01/17/2008; Cost $600,025) (f)(g)	7.75%	05/15/2035	1,340	1,259,600
Davie (Town of), FL (Nova Southeastern University); Series 2013 A, RB	6.00%	04/01/2042	1,450	1,630,104
Escambia (County of), FL Health Facilities Authority (Florida Health Care Facility Loan Veterans Health
Administration Program); Series 2000, RB (b)	5.95%	07/01/2020	50	50,837
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2048	3,080	3,699,234
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 B, Ref.
RB (h)	5.13%	06/01/2027	2,475	2,601,250
Gainesville (City of), FL (Utilities System); Series 2019 A, RB	5.00%	10/01/2044	1,250	1,614,588
Gramercy Farms Community Development District; Series 2011, Ref. RB (j)(k)	6.75%	05/01/2039	1,685	808,800
Greater Orlando Aviation Authority; Series 2019 A, RB (h)	4.00%	10/01/2049	2,250	2,620,417
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 E, RB (h)	5.00%	10/01/2048	2,120	2,624,242
JEA; Series 2012 Three B, RB (e)	5.00%	10/01/2039	4,600	4,897,712
Miami Beach (City of), FL Health Facilities Authority (Mount Sinai Medical Center); Series 2014, Ref.
RB	5.00%	11/15/2044	955	1,093,886
Miami-Dade (County of), FL;
Series 2012 A, Ref. RB (b)(c)(h)	5.00%	10/01/2022	1,000	1,102,070
Series 2012 B, Ref. RB	5.00%	10/01/2032	1,180	1,301,717
Series 2016 A, Ref. RB	5.00%	10/01/2041	2,855	3,493,549
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami); Series 2018 A, RB
(e)	5.00%	04/01/2053	3,945	4,802,249

Miami-Dade (County of), FL Expressway Authority; Series 2010 A, Ref. RB	5.00%	07/01/2040	4,250	4,307,502
Miami-Dade (County of), FL Health Facilities Authority (Miami Children's Hospital);
Series 2010, Ref. RB (b)(c)	6.13%	08/01/2020	715	730,201
Series 2010, Ref. RB	6.13%	08/01/2042	255	259,863
Miami-Dade (County of), FL Industrial Development Authority (Waste Management, Inc.); Series 2018
B, RB (SIFMA Municipal Swap Index + 0.80%)(c)(h)(l)	1.95%	11/01/2021	600	600,780
Orange (County of), FL Housing Finance Authority (H.A.N.D.S., Inc.); Series 1995 A, RB	7.00%	10/01/2025	645	647,264
Orlando (City of), FL Greater Orlando Aviation Authority; Series 2017 A, RB (h)	5.00%	10/01/2047	3,465	4,212,262
Osceola (County of), FL;
Series 2020 A-2, Ref. RB (i)	0.00%	10/01/2044	1,000	459,140
Series 2020 A-2, Ref. RB (i)	0.00%	10/01/2052	460	152,430
Series 2020 A-2, Ref. RB (i)	0.00%	10/01/2053	455	144,681
Series 2020 A-2, Ref. RB (i)	0.00%	10/01/2054	390	118,973
Overoaks Community Development District; Series 2010 A-2, RB (j)	6.13%	05/01/2035	165	166,947
Palm Beach (County of), FL Solid Waste Authority; Series 2016, RB (e)	5.00%	10/01/2031	3,860	4,108,661
Putnam (County of), FL Development Authority (Seminole Electric Cooperative); Series 2018 B, Ref.
PCR	5.00%	03/15/2042	855	1,049,342
Reunion East Community Development District;
Series 2005, RB (f)	5.80%	05/01/2036	348	3
Series 2015-2, RB	6.60%	05/01/2036	325	352,209
Sterling Hill Community Development District; Series 2003 A, RB (k)(m)	6.20%	05/01/2035	1,149	724,003
Sumter (County of), FL Industrial Development Authority (Central Florida Health Alliance);
Series 2014 A, RB	5.25%	07/01/2044	1,000	1,126,120
Tallahassee (City of), FL (Tallahassee Memorial Health Care, Inc.); Series 2016, RB	5.00%	12/01/2055	1,380	1,587,855
				75,753,270
Georgia–3.97%
Atlanta (City of), GA; Series 2015, Ref. RB (e)	5.00%	11/01/2040	12,580	14,996,493
Augusta (City of), GA Development Authority; Series 2018, RB	4.00%	07/01/2038	3,090	3,412,812
Brookhaven Development Authority (Children's Healthcare of Atlanta, Inc.); Series 2019 A, RB	4.00%	07/01/2049	1,710	2,004,838
DeKalb (County of), GA Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC (b)(c)	6.00%	09/01/2020	2,500	2,564,400
Fulton (County of), GA Development Authority (Piedmont Healthcare, Inc.); Series 2020, Ref. RB	5.00%	07/01/2044	1,700	2,134,588

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Georgia–(continued)
Fulton (County of), GA Development Authority (Wellstar Health System, Inc.); Series 2017, RB	5.00%	04/01/2042	$ 1,000	$1,204,240
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 &4); Series 2019, RB	4.00%	01/01/2049	940	1,056,203
Glynn (County of) & Brunswick (City of), GA Memorial Hospital Authority (Southeast Georgia Health
System); Series 2017, RAC	5.00%	08/01/2047	1,000	1,206,050
Main Street Natural Gas, Inc.; Series 2019 C, RB (c)	4.00%	09/01/2026	2,020	2,362,673
				30,942,297
Hawaii–1.14%
Hawaii (State of);
Series 2010 A, RB	5.00%	07/01/2039	3,075	3,114,790
Series 2015 A, RB (h)	5.00%	07/01/2045	1,740	2,026,839
Hawaii (State of) Department of Budget & Finance (Hawaii Pacific Health Obligated Group);
Series 2010 B, RB (b)(c)	5.75%	07/01/2020	1,480	1,503,769
Series 2013 A, Ref. RB	5.50%	07/01/2043	2,000	2,235,800
				8,881,198
Idaho–0.32%
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	5.25%	11/15/2047	885	949,153
Regents of the University of Idaho; Series 2011, Ref. RB (c)	5.25%	04/01/2021	1,470	1,532,975
				2,482,128
Illinois–17.16%
Bartlett (Village of), IL (Quarry Redevelopment); Series 2007, Ref. RB (b)	5.60%	01/01/2023	1,080	1,081,577
Chicago (City of), IL;
Series 2002 B, GO Bonds	5.50%	01/01/2037	1,075	1,253,902
Series 2005 D, Ref. GO Bonds	5.50%	01/01/2040	435	504,617
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2042	350	404,758
Series 2011 A, RB (b)(c)	5.25%	01/01/2022	2,910	3,145,564
Series 2011, COP	7.13%	05/01/2021	1,008	1,008,304
Series 2012 A, GO Bonds	5.00%	01/01/2033	1,710	1,821,766
Series 2012 A, GO Bonds (INS-BAM)(d)	5.00%	01/01/2033	2,025	2,141,761
Series 2012, RB	5.00%	01/01/2042	2,745	2,908,080
Series 2014, RB	5.00%	11/01/2044	895	1,013,444
Series 2014, Ref. RB (INS-AGM)(d)	5.00%	01/01/2032	1,200	1,339,152
Series 2015 A, GO Bonds	5.50%	01/01/2033	3,475	4,071,310
Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	2,075	2,615,309
Series 2017-2, Ref. RB (INS-AGM)(d)	5.00%	11/01/2038	1,500	1,820,085
Chicago (City of), IL (Midway Airport);
Series 2013 A, Ref. RB (h)	5.50%	01/01/2032	2,770	3,093,564
Series 2014 A, Ref. RB (h)	5.00%	01/01/2041	1,275	1,428,638
Chicago (City of), IL (O'Hare International Airport);
Series 2015 C, RB (h)	5.00%	01/01/2046	865	988,444
Series 2015 D, RB	5.00%	01/01/2046	605	703,173
Series 2016 C, Ref. RB	5.00%	01/01/2037	1,720	2,070,656
Series 2017 D, RB	5.25%	01/01/2042	1,385	1,719,408
Chicago (City of), IL Board of Education;
Series 2017 H, GO Bonds	5.00%	12/01/2046	1,305	1,558,849
Series 2018 A, Ref. GO Bonds (INS-AGM)(d)	5.00%	12/01/2032	735	920,742
Series 2018 A, Ref. GO Bonds	5.00%	12/01/2035	750	934,185
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2022	1,025	1,126,629
Chicago (City of), IL Metropolitan Water Reclamation District (Green Bonds); Series 2016 E, GO Bonds	5.00%	12/01/2045	1,785	2,161,331
Chicago (City of), IL Transit Authority;
Series 2011, RB (e)(n)	5.25%	12/01/2036	5,760	6,185,549
Series 2014, RB	5.00%	12/01/2044	3,835	4,458,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois–(continued)
Illinois (State of);
Series 2006, GO Bonds	5.50%	01/01/2030	$ 1,050	$1,397,424
Series 2012 A, GO Bonds	5.00%	01/01/2031	1,255	1,335,797
Series 2013, GO Bonds (INS-BAM)(d)	5.50%	07/01/2038	2,525	2,838,125
Series 2014, GO Bonds	5.25%	02/01/2034	1,300	1,476,592
Series 2014, GO Bonds	5.00%	05/01/2035	1,300	1,472,731
Series 2014, GO Bonds	5.00%	05/01/2036	1,150	1,301,283
Series 2017 D, GO Bonds	5.00%	11/01/2023	1,825	2,073,930
Series 2017 D, GO Bonds	5.00%	11/01/2024	1,410	1,646,415
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2021	2,120	2,251,376
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2022	600	658,512
Illinois (State of) Finance Authority (Art Institute of Chicago);
Series 2012, RB (b)(c)	5.00%	03/01/2022	5	5,412
Series 2012, RB	5.00%	03/01/2034	995	1,072,341
Illinois (State of) Finance Authority (Centegra Health System); Series 2014 A, RB	5.00%	09/01/2042	1,470	1,687,075
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB (h)	8.00%	06/01/2032	370	372,068
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB	5.00%	11/01/2035	615	690,682
Series 2019 A, Ref. RB	5.00%	11/01/2040	625	694,331
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2015 A, Ref. RB	5.00%	11/15/2045	2,430	2,823,733
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 B, RB	5.63%	05/15/2020	1,568	1,518,789
Series 2016, RB (f)	2.00%	05/15/2055	366	3,660
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	1,000	1,001,370
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	2,115	2,454,648
Illinois (State of) Finance Authority (The University of Chicago Medical Center); Series 2011 C, RB (e)	5.50%	08/15/2041	3,565	3,720,791
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB (e)	5.25%	10/01/2052	3,720	4,122,541
Illinois (State of) Metropolitan Pier & Exposition Authority; Series 2002, RB (INS-AGM)(d)(i)	0.00%	12/15/2029	2,800	2,378,012
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2010, RB (b)(c)	5.50%	06/15/2020	820	830,824
Series 2010, RB (b)	5.50%	06/15/2050	2,555	2,588,726
Series 2015 A, RB	5.50%	06/15/2053	1,800	2,098,476
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS-AGM)(d)	5.25%	06/15/2031	1,235	1,430,056
Series 2014, Ref. RB (INS-AGM)(d)	5.25%	06/15/2032	1,125	1,301,344
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB (e)	5.00%	01/01/2038	3,875	4,281,294
Series 2015 A, RB (e)	5.00%	01/01/2040	6,480	7,688,650
Metropolitan Water Reclamation District of Greater Chicago; Series 2007 B, Ref. GO Bonds	5.25%	12/01/2035	3,220	4,721,486
Peoria (County of), IL; Series 2011, GO Bonds (e)	5.00%	12/15/2041	1,800	1,856,124
Railsplitter Tobacco Settlement Authority; Series 2010, RB (b)(c)	5.50%	06/01/2021	5,475	5,795,068
Regional Transportation Authority;
Series 2002 A, RB (INS-NATL)(d)	6.00%	07/01/2029	1,175	1,643,907
Series 2018 B, RB	5.00%	06/01/2040	2,360	2,915,473
Sales Tax Securitization Corp.; Series 2018 A, Ref. RB (e)	5.00%	01/01/2048	4,275	5,213,063
				133,841,267
Indiana–3.16%
Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, RB	5.25%	10/01/2031	3,505	3,739,940
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing);
Series 2013 A, RB (h)	5.00%	07/01/2035	500	556,845
Series 2013 A, RB (h)	5.00%	07/01/2048	715	792,277
Series 2013, RB (h)	5.00%	07/01/2040	3,960	4,399,402
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, RB	5.00%	06/01/2032	1,825	1,921,068
Series 2012 A, RB	5.00%	06/01/2039	2,680	2,821,584
Indiana (State of) Municipal Power Agency;
Series 2013 A, RB (b)(c)	5.25%	07/01/2023	1,500	1,721,955
Series 2016 A, Ref. RB	5.00%	01/01/2042	1,260	1,523,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Indiana–(continued)
Indianapolis Local Public Improvement Bond Bank; Series 2013 F, RB (e)	5.00%	02/01/2030	$ 3,300	$3,682,338
Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB (h)	6.75%	01/01/2034	1,500	1,758,210
Whiting (City of), IN (BP Products North America); Series 2019, Ref. RB (c)(h)	5.00%	06/05/2026	1,420	1,738,222
				24,655,055
Iowa–1.21%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, RB (g)	5.88%	12/01/2027	1,110	1,156,553
Series 2013, Ref. RB (c)	5.25%	12/01/2037	1,290	1,453,804
Series 2019, Ref. RB	3.13%	12/01/2022	595	619,258
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	5.00%	05/15/2043	855	993,638
Iowa (State of) Tobacco Settlement Authority;
Series 2005 C, RB	5.50%	06/01/2042	1,750	1,768,638
Series 2005 C, RB	5.63%	06/01/2046	1,395	1,409,857
Series 2005 E, RB (i)	0.00%	06/01/2046	12,920	2,057,252
				9,459,000
Kansas–0.57%
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, RB	5.75%	07/01/2038	1,400	1,615,418
Wyandotte (County of) & Kansas City (City of), KS Unified Government; Series 2014 A, Ref. RB	5.00%	09/01/2044	2,470	2,830,818
				4,446,236
Kentucky–3.06%
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives);
Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(c)(l)	2.55%	02/01/2025	720	732,859
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.);
Series 2017 A, Ref. RB (INS - AGM)(d)	5.00%	12/01/2047	1,140	1,250,432
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information
Highway);
Series 2015 A, RB	5.00%	07/01/2040	1,365	1,527,899
Series 2015 A, RB	5.00%	01/01/2045	1,005	1,121,741
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.);
Series 2017 A, Ref. RB	5.25%	06/01/2041	1,290	1,552,657
Series 2017 A, Ref. RB	5.00%	06/01/2045	1,035	1,214,272
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System,
Inc.);
Series 2010 A, RB (b)(c)	6.00%	06/01/2020	1,000	1,012,460
Series 2010 A, RB (b)(c)	6.38%	06/01/2020	1,850	1,874,735
Series 2010 A, RB (b)(c)	6.50%	06/01/2020	3,400	3,446,410
Kentucky (State of) Municipal Power Agency (Prarie State); Series 2019 A, Ref. RB	4.00%	09/01/2045	1,000	1,105,600
Kentucky (State of) Public Energy Authority; Series 2018 C-1, RB (c)	4.00%	06/01/2025	1,520	1,729,304
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing);
Series 2013 A, RB	5.75%	07/01/2049	1,000	1,137,330
Kentucky Bond Development Corp; Series 2020, RB (INS-BAM)(d)(e)	5.00%	09/01/2044	3,920	5,018,541
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2013 A, RB	5.50%	10/01/2033	1,000	1,148,560
				23,872,800
Louisiana–1.33%
Jefferson Sales Tax District; Series 2019 B, RB (INS-AGM)(d)	4.00%	12/01/2039	1,000	1,196,200
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority
(St. John the Baptist); Series 2019, RB (g)	3.90%	11/01/2044	1,000	1,053,430
Louisiana (State of) Public Facilities Authority (Provident Group-Flagship Properties LLC- Louisiana
State University Nicholson Gateway); Series 2016, RB	5.00%	07/01/2051	1,165	1,362,840
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolitdated Garage System);
Series 2018 A, RB (INS-AGM)(d)	5.00%	10/01/2043	455	563,167
St. Charles (Parish of), LA (Valero Energy Corp.); Series 2010, RB (c)	4.00%	06/01/2022	1,000	1,056,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Louisiana–(continued)
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. RB	5.50%	05/15/2030	$ 885	$900,753
Series 2013 A, Ref. RB	5.25%	05/15/2031	885	926,338
Series 2013 A, Ref. RB	5.25%	05/15/2032	1,680	1,816,937
Series 2013 A, Ref. RB	5.25%	05/15/2033	1,415	1,528,908
				10,405,373
Maryland–0.87%
Brunswick (City of), MD (Brunswick Crossing); Series 2019, RB	5.00%	07/01/2036	400	462,632
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2016,
Ref. RB	5.00%	07/01/2047	790	951,863
Maryland (State of) Health & Higher Educational Facilities Authority (Peninsula Regional Medical
Center); Series 2015, Ref. RB	5.00%	07/01/2045	1,620	1,852,778
Maryland Economic Development Corp. (Terminal); Series 2010 B, RB (b)(c)	5.75%	06/01/2020	1,565	1,583,968
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB (b)(c)	5.38%	06/01/2020	1,110	1,122,443
Prince Georges (County of), MD (Collington Episcopal Life Care Community, Inc.); Series 2017, Ref.
RB	5.00%	04/01/2028	750	844,995
				6,818,679
Massachusetts–2.57%
Massachusetts (Commonwealth of) Transportation Fund Revenue; Series 2016 B, RB	4.00%	06/01/2046	2,565	2,918,303
Massachusetts (State of) (Consolidated Loan of 2019); Series 2019, GO Bonds	5.00%	05/01/2047	1,000	1,288,470
Massachusetts (State of) Development Finance Agency; Series 2019 A, Ref. RB	4.00%	07/01/2044	750	842,190
Massachusetts (State of) Development Finance Agency (Caregroup); Series 2018 J-2, RB	5.00%	07/01/2048	2,525	3,103,755
Massachusetts (State of) Development Finance Agency (Emerson College); Series 2016 A, RB	5.00%	01/01/2047	3,390	4,039,083
Massachusetts (State of) Development Finance Agency (Tufts Medical Center); Series 2011 I, RB (b)(c)	7.25%	01/01/2021	1,225	1,290,256
Massachusetts (State of) Port Authority;
Series 2019 A, Ref. RB (h)	5.00%	07/01/2036	1,010	1,303,850
Series 2019 C, RB (h)	5.00%	07/01/2044	1,625	2,054,780
Massachusetts (State of) Water Resources Authority; Series 2011 C, Ref. RB (e)	5.00%	08/01/2031	3,000	3,179,940
				20,020,627
Michigan–4.96%
Detroit (City of), MI; Series 2018, GO Bonds	5.00%	04/01/2035	670	781,816
Detroit Downtown Development Authority;
Series 2018 A, RB (INS-AGM)(d)(e)(n)	5.00%	07/01/2038	1,000	1,132,020
Series 2018 A, Ref. RB (INS-AGM)(d)(e)(n)	5.00%	07/01/2043	1,150	1,298,626
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate); Series 2017 A, Ref. RB	5.00%	11/01/2052	1,175	1,272,149
Michigan (State of) Building Authority (Facilities Program); Series 2016 I, Ref. RB (e)	5.00%	04/15/2041	2,925	3,561,363
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	1,905	2,230,450
Michigan (State of) Finance Authority (Bronson Healthcare Group); Series 2020 A, Ref. RB	5.00%	05/15/2036	1,700	2,042,958
Michigan (State of) Finance Authority (Charter County of Wayne Criminal Justice Center);
Series 2018, RB	5.00%	11/01/2043	840	1,051,142
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-1, Ref. RB	5.00%	07/01/2044	1,275	1,378,721
Series 2014 C-3, Ref. RB (INS-AGM)(d)	5.00%	07/01/2030	2,785	3,257,002
Series 2014 C-6, Ref. RB	5.00%	07/01/2033	640	741,005
Series 2014 D-1, Ref. RB (INS-AGM)(d)	5.00%	07/01/2035	1,250	1,444,275
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	640	748,826
Series 2015, Ref. RB	5.00%	07/01/2035	1,305	1,539,834
Michigan (State of) Finance Authority (MidMichigan Health Credit Group); Series 2014, Ref. RB	5.00%	06/01/2039	2,330	2,647,532
Michigan (State of) Finance Authority (Trinity Health Credit); Series 2017 MI, Ref. RB (e)	5.00%	12/01/2046	3,980	4,888,156
Michigan (State of) Strategic Fund (I-85 Improvement Project); Series 2018, RB (h)	5.00%	12/31/2032	750	957,143
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, RB	6.00%	06/01/2048	3,365	3,434,252
Saginaw (City of), MI Hospital Finance Authority (Covenant Medical Center, Inc.); Series 2010 H, Ref.
RB	5.00%	07/01/2030	3,000	3,035,730
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport); Series 2017 B, RB (h)	5.00%	12/01/2042	1,000	1,223,880
				38,666,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Minnesota–0.32%
Bethel (City of), MN (Spectrum High School);
Series 2017 A, Ref. RB	4.25%	07/01/2047	$ 310	$335,125
Series 2017 A, Ref. RB	4.38%	07/01/2052	500	542,190
St. Cloud (City of), MN (CentraCare Health System); Series 2019, Ref. RB	5.00%	05/01/2048	1,270	1,597,673
				2,474,988
Mississippi–0.68%
Medical Center Educational Building Corp. (The University of Mississippi Medical Center New Facilities
and Refinancing); Series 2017 A, Ref. RB	5.00%	06/01/2047	3,000	3,671,400
West Rankin Utility Authority; Series 2018, RB (INS-AGM)(d)	5.00%	01/01/2048	1,380	1,674,037
				5,345,437
Missouri–1.33%
Kansas (City of), MO Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/2028	2,290	2,443,934
Kansas (City of), MO Industrial Development Authority (Kansas City International Airport);
Series 2019 A, RB (h)	5.00%	03/01/2044	1,025	1,279,302
Series 2019 B, RB (h)	5.00%	03/01/2046	1,705	2,121,923
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights); Series 2017 A, Ref. RB	5.25%	05/15/2050	520	600,699
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2014 A, RB	5.00%	02/01/2044	1,000	1,102,260
Series 2019 A, RB	5.00%	02/01/2034	335	386,004
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.00%	09/01/2038	2,140	2,457,084
				10,391,206
Nebraska–1.03%
Central Plains Energy Project (No. 3);
Series 2012, RB (o)	5.00%	09/01/2032	1,500	1,638,885
Series 2012, RB (o)	5.25%	09/01/2037	1,500	1,649,235
Series 2012, RB (o)	5.00%	09/01/2042	2,750	3,006,767
Douglas (County of), NE Hospital Authority No. 2 (Madonna Rehabilitation Hospital); Series 2014, RB	5.00%	05/15/2036	1,500	1,720,680
				8,015,567
New Hampshire–0.18%
National Finance Authority; Series 2020-1, Class A	4.13%	01/20/2034	1,139	1,405,583
New Jersey–5.06%
Garden State Preservation Trust; Series 2005 A, RB (INS-AGM)(d)	5.75%	11/01/2028	940	1,204,055
New Jersey (State of) Economic Development Authority;
Series 1992, RB (INS-NATL)(d)	5.90%	03/15/2021	6,080	6,273,162
Series 2005 N-1, Ref. RB (INS-NATL)(d)(e)(n)	5.50%	09/01/2022	3,855	4,266,251
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-
Montclair State University Student Housing); Series 2010 A, RB (b)(c)	5.88%	06/01/2020	2,475	2,506,061
New Jersey (State of) Economic Development Authority (School Facilities Construction);
Series 2013, Ref. RB (SIFMA Municipal Swap Index + 1.60%)(l)	2.75%	03/01/2028	500	511,975
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, RB (h)	5.13%	01/01/2034	1,250	1,416,150
Series 2013, RB (h)	5.38%	01/01/2043	1,000	1,138,800
New Jersey (State of) Higher Education Student Assistance Authority; Series 2018 B, Ref. RB (h)	5.00%	12/01/2024	1,135	1,334,896
New Jersey (State of) Transportation Trust Fund Authority;
Series 2011 A, RB (b)(c)	5.50%	06/15/2021	3,990	4,230,477
Series 2011 B, RB	5.50%	06/15/2031	1,080	1,139,594
Series 2015 AA, RB	5.25%	06/15/2033	1,545	1,821,709
Series 2018 A, Ref. RB	5.00%	12/15/2024	500	586,725
Series 2018 A, Ref. RB	5.00%	12/15/2032	1,265	1,590,510
Series 2018 A, Ref. RN (e)(n)	5.00%	06/15/2029	1,625	1,956,711
Series 2018 A, Ref. RN (e)(n)	5.00%	06/15/2030	555	666,006
Series 2018 A, Ref. RN (e)(n)	5.00%	06/15/2031	1,020	1,220,807
Series 2019, Ref. RB	5.00%	12/15/2031	945	1,214,505
Subseries 2016 A-1, RN	5.00%	06/15/2028	1,035	1,249,576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New Jersey–(continued)
New Jersey (State of) Turnpike Authority; Series 2013 A, RB (b)(c)	5.00%	07/01/2022	$ 900	$988,533
Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR (h)	5.00%	12/01/2023	910	984,201
Tobacco Settlement Financing Corp.; Series 2018 A, Ref. RB	5.25%	06/01/2046	2,565	3,184,602
				39,485,306
New Mexico–0.40%
Farmington (City of), NM (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/2040	3,125	3,163,469
New York–19.63%
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	2,775	2,776,499
Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB (INS-AGM)(d)	4.00%	02/15/2047	3,380	3,880,646
Metropolitan Transportation Authority; Series 2010 D, RB (b)(c)	5.25%	11/15/2020	7,500	7,740,450
New York & New Jersey (States of) Port Authority; Two Hundred Seventh Series 2018, Ref. RB (e)(h)	5.00%	09/15/2028	3,360	4,362,758
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997 6, RB (INS-NATL)(d)(h)	5.75%	12/01/2022	1,900	1,954,948
Series 1997 6, RB (INS-NATL)(d)(h)	5.75%	12/01/2025	3,000	3,089,670
Series 2010 8, RB	6.00%	12/01/2036	3,000	3,114,420
New York (City of), NY; Series 2019 B-1, GO Bonds	4.00%	10/01/2039	630	761,840
New York (City of), NY Municipal Water Finance Authority;
Series 2012 FF, RB (e)	5.00%	06/15/2045	9,285	10,118,421
Subseries 2012 A-1, VRD RB (p)	1.35%	06/15/2044	2,300	2,300,000
New York (City of), NY Transitional Finance Authority;
Series 2013 I, RB	5.00%	05/01/2038	7,000	7,860,020
Series 2018 S-2A, Ref. RB	5.00%	07/15/2034	1,270	1,646,022
Subseries 2013, RB (e)	5.00%	11/01/2038	10,155	11,594,370
New York (City of), NY Water & Sewer System; Series 2019 EE-2, Ref. RB (e)	4.00%	06/15/2040	2,850	3,428,864
New York (Counties of), NY Tobacco Trust VI; Subseries 2016 A-1, Ref. RB	5.75%	06/01/2043	3,240	4,144,640
New York (State of) Dormitory Authority;
Series 2009 C, RB (INS-AGC)(d)	5.00%	10/01/2024	225	225,679
Series 2018 E, RB (e)	5.00%	03/15/2045	5,850	7,463,372
New York (State of) Dormitory Authority (Catholic Health System Obligated Group);
Series 2019 A, Ref. RB	4.00%	07/01/2040	650	765,291
Series 2019 A, Ref. RB	5.00%	07/01/2041	700	888,300
New York (State of) Dormitory Authority (General Purpose);
Series 2011 A, RB (e)	5.00%	03/15/2030	3,390	3,534,414
Series 2013 A, RB (b)(c)	5.00%	02/15/2023	2,900	3,263,457
Series 2014 C, RB (e)	5.00%	03/15/2040	5,655	6,533,674
Series 2018 A, Ref. RB	5.25%	03/15/2038	1,265	1,658,390
New York (State of) Dormitory Authority (New York University); Series 1998 A, RB (INS-NATL)(d)	5.75%	07/01/2027	1,000	1,211,760
New York (State of) Metropolitan Transportation Authority; Subseries 2015 A-2, RB (SIFMA Municipal
Swap Index + 0.58%)(c)(l)	1.73%	06/01/2020	595	595,214
New York (State of) Thruway Authority; Series 2011 A-1, RB (e)	5.00%	04/01/2029	5,670	5,920,614
New York (State of) Utility Debt Securitization Authority; Series 2013 TE, RB (e)	5.00%	12/15/2031	2,910	3,352,553
New York City Transitional Finance Authority Future Tax Secured Revenue; Series 2019 XM0802,
Revenue Ctfs. (e)	4.00%	11/01/2045	3,410	4,072,904
New York City Water & Sewer System; Series 2020, RB (e)	4.00%	06/15/2050	3,240	3,883,691
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. RB (g)	5.00%	11/15/2044	5,450	6,140,678
New York State Thruway Authority;
Series 2019 XM0794, Revenue Ctfs. (e)	4.00%	01/01/2050	5,505	6,488,028
Series 2020-XM0811, RB (INS-AGM)(d)(e)	4.00%	01/01/2050	2,670	3,159,865
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB (h)	5.00%	08/01/2031	1,725	1,806,299
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D
Redevelopment);
Series 2018, RB (h)	5.00%	01/01/2031	3,425	4,264,741
Series 2018, RB (h)	4.00%	01/01/2036	1,535	1,745,587
Series 2018, RB (h)	5.00%	01/01/2036	1,680	2,072,129
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB (h)	5.00%	07/01/2046	1,810	2,083,563
Series 2016 A, RB (h)	5.25%	01/01/2050	3,310	3,835,661
Port Authority of New York & New Jersey; Series 2019 XL0122, Revenue Ctfs. (e)	4.00%	11/01/2049	3,750	4,487,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York–(continued)
Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.75%	08/15/2043	$ 1,775	$1,821,292
Triborough Bridge and Tunnel Authority; Series 1992 Y, RB (b)	6.13%	01/01/2021	320	334,573
TSASC, Inc.; Series 2016 B, Ref. RB	5.00%	06/01/2048	2,615	2,737,696
				153,120,318
North Carolina–2.06%
Charlotte (City of), NC (Charlotte Douglas International Airport); Series 2019, RB	4.00%	07/01/2044	640	760,198
North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 2015 B, Ref. RB
(e)	5.00%	10/01/2055	9,800	11,716,586

North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, RB (h)	5.00%	06/30/2054	3,180	3,621,957
				16,098,741
North Dakota–0.76%
McLean (County of), ND (Great River Energy); Series 2010 B, RB	5.15%	07/01/2040	1,000	1,012,760
Ward (County of), ND (Trinity Obligated Group);
Series 2017 C, RB	5.00%	06/01/2043	2,210	2,595,181
Series 2017 C, RB	5.00%	06/01/2048	1,970	2,296,980
				5,904,921
Ohio–7.21%
Akron, Bath & Copley Joint Township Hospital District (Summa Health Obligated Group); Series 2016,
Ref. RB	5.25%	11/15/2046	2,695	3,238,797
American Municipal Power, Inc.; Series 2015 A, Ref. RB	5.00%	02/15/2042	1,105	1,251,943
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/2037	3,610	3,862,122
American Municipal Power, Inc. (Combined Hydroelectric); Series 2016 A, Ref. RB	5.00%	02/15/2037	1,470	1,753,122
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2046	545	642,533
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, RB	5.75%	06/01/2034	260	260,315
Series 2007 A-2, RB	5.88%	06/01/2047	8,465	8,475,497
Series 2020 A-2, Ref. RB	4.00%	06/01/2037	530	633,673
Series 2020 A-2, Ref. RB	4.00%	06/01/2048	475	545,025
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	2,700	3,053,376
Series 2020 B-3, Ref. RB (i)	0.00%	06/01/2057	3,660	515,255
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014
A, Ref. RB	6.50%	01/01/2034	1,150	1,229,120
Cuyahoga (County of), OH (Metrohealth System); Series 2017, Ref. RB	5.50%	02/15/2052	1,730	2,080,723
Franklin (County of), OH (OhioHealth Corp.); Series 2011 A, RB (e)	5.00%	11/15/2036	3,685	3,910,301
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB	8.00%	07/01/2042	1,555	1,747,587
Hamilton (County of), OH (Cincinnati Childrens Hospital); Series 2019 CC, RB	5.00%	11/15/2049	1,275	2,074,540
Hamilton (County of), OH (Life Enriching Communities); Series 2016, Ref.RB	5.00%	01/01/2046	2,525	2,894,761
Hamilton (County of), OH (Trihealth, Inc. Obligated Group); Series 2017 A, RB	5.00%	08/15/2047	2,520	3,049,452
Hancock (County of), OH (Blanchard Valley Regional Health Center); Series 2011 A, RB (b)(c)	6.25%	06/01/2021	1,200	1,280,340
Lucas (County of), OH (ProMedica Healthcare System); Series 2018 A, Ref. RB	5.25%	11/15/2048	1,710	2,082,421
Lucas (County of), OH (ProMedica Healthcare); Series 2011 A, RB (b)(c)	6.50%	11/15/2021	3,500	3,833,620
Montgomery (County of), OH (Trousdale Foundation Properties); Series 2018 A, RB (g)	6.00%	04/01/2038	1,440	1,644,552
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2044	1,000	1,085,980
Ohio (State of) (Portsmouth Bypass); Series 2015, RB (INS-AGM)(d)(h)	5.00%	12/31/2039	825	958,526
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2014, RB (c)(h)	2.60%	10/01/2029	1,000	1,036,600
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB (g)(h)	4.25%	01/15/2038	600	681,432
Ohio (State of) Higher Educational Facility Commission (Summa Health System);
Series 2010, RB (b)(c)	5.75%	05/15/2020	385	388,738
Series 2010, RB	5.75%	11/15/2035	2,005	2,024,368
				56,234,719
Oklahoma–1.63%
Edmond Public Works Authority;
Series 2017, RB (e)	5.00%	07/01/2042	2,780	3,427,017
Series 2017, RB (e)	5.00%	07/01/2047	3,265	3,983,202
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB	5.50%	08/15/2057	2,225	2,752,681

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Oklahoma–(continued)
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources,
Inc.-Cross Village Student Housing); Series 2017, RB	5.00%	08/01/2052	$ 1,990	$1,114,400
Oklahoma (State of) Water Resources Board; Series 2018 C, RB	4.00%	10/01/2048	1,285	1,451,767
				12,729,067
Oregon–0.18%
Portland (Port of), OR (Portland International Airport); Series 2019 Twenty-Five B, RB (h)	5.00%	07/01/2044	1,125	1,414,867
Pennsylvania–3.66%
Allegheny (County of), PA Higher Education Building Authority (Duquesne University); Series 2011 A,
RB (b)(c)	5.50%	03/01/2021	1,500	1,570,155
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated
Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	1,000	1,226,030
Berks (County of), PA Industrial Development Authority (Highlands at Wyomissing); Series 2017 C,
RB	5.00%	05/15/2037	1,000	1,141,030
Franklin (County of), PA Industrial Development Authority (Chambersburg Hospital); Series 2010, RB
(b)(c)	5.38%	07/01/2020	2,900	2,943,123

Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.); Series 2018, Ref. RB	5.00%	12/01/2027	750	861,345
Pennsylvania (State of) Turnpike Commission;
Series 2014 A, RB (j)	4.75%	12/01/2037	1,010	1,103,142
Series 2018 A-2, RB	5.00%	12/01/2048	1,220	1,529,502
Series 2018 B, RB	5.25%	12/01/2048	1,200	1,511,988
Subseries 2010 B-2, RB (b)(c)(j)	5.75%	12/01/2020	3,450	3,577,600
Subseries 2010 B-2, RB (b)(c)(j)	6.00%	12/01/2020	2,100	2,181,748
Subseries 2014 A-2, RB (j)	5.13%	12/01/2039	1,000	1,057,200
Subseries 2017 B-1, RB	5.25%	06/01/2047	2,400	2,961,288
Philadelphia (City of), PA;
Series 2017 A, RB	5.00%	10/01/2052	1,125	1,372,669
Series 2017 B, Ref. RB (h)	5.00%	07/01/2047	2,985	3,593,851
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University);
Series 2017 A, Ref. RB	5.00%	09/01/2035	735	897,009
Series 2017 A, Ref. RB	5.00%	09/01/2047	865	1,034,462
				28,562,142
Puerto Rico–2.83%
Children's Trust Fund;
Series 2002, RB	5.50%	05/15/2039	3,525	3,630,821
Series 2002, RB	5.63%	05/15/2043	1,520	1,573,230
Series 2005 A, RB (i)	0.00%	05/15/2050	6,050	877,613
Puerto Rico (Commonwealth of); Series 2004 A, GO Bonds (INS-NATL)(d)	5.25%	07/01/2021	500	507,800
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 VV, Ref. RB (INS-NATL)(d)	5.25%	07/01/2033	750	817,140
Series 2007 VV, Ref. RB (INS -NATL)(d)	5.25%	07/01/2035	660	717,499
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2007 N, Ref. RB (INS-NATL)(d)	5.25%	07/01/2032	785	856,914
Series 2007 N, Ref. RB (INS-AGC)(d)	5.25%	07/01/2034	1,225	1,386,614
Series 2007 N, Ref. RB (INS-AGC)(d)	5.25%	07/01/2036	1,100	1,243,363
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M-3, Ref. RB (INS -NATL)(d)	6.00%	07/01/2024	2,065	2,124,080
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB (i)	0.00%	07/01/2027	455	389,216
Series 2018 A-1, RB (i)	0.00%	07/01/2029	1,525	1,237,217
Series 2018 A-1, RB (i)	0.00%	07/01/2031	330	249,084
Series 2018 A-1, RB (i)	0.00%	07/01/2033	2,165	1,523,640
Series 2018 A-1, RB	4.50%	07/01/2034	755	830,946
Series 2018 A-1, RB (i)	0.00%	07/01/2046	4,200	1,249,584
Series 2018 A-1, RB	4.75%	07/01/2053	510	577,381
Series 2019 A-2, RB	4.33%	07/01/2040	2,040	2,267,256
				22,059,398
Rhode Island–0.12%
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2035	805	927,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
South Carolina–1.65%
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes); Series 2013, RB	5.00%	05/01/2028	$ 1,000	$1,067,640
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2013 A, Ref. RB (b)(c)	5.25%	08/01/2023	1,600	1,839,680
South Carolina (State of) Ports Authority; Series 2015, RB (b)(c)(h)	5.25%	07/01/2025	3,285	4,017,095
South Carolina (State of) Public Service Authority; Series 2014, Ref. RB	5.00%	12/01/2046	1,215	1,404,455
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2010 B, Ref. RB (e)	5.00%	01/01/2033	4,500	4,559,310
				12,888,180
South Dakota–0.46%
South Dakota (State of) Health & Educational Facilities Authority (Sanford Obligated Group);
Series 2014 B, RB	5.00%	11/01/2044	1,660	1,893,180
Series 2015, Ref. RB	5.00%	11/01/2045	1,475	1,713,374
				3,606,554
Tennessee–0.76%
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health); Series 2018 A, Ref.
RB	5.00%	07/01/2036	1,770	2,186,818
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities
Board (Lipscomb University); Series 2019 A, Ref. RB	5.00%	10/01/2038	1,585	2,016,405
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities
Board (The) (Vanderbilt University Medical Center); Series 2016 A, RB	5.00%	07/01/2046	1,450	1,718,757
				5,921,980
Texas–18.67%
Austin (City of), TX;
Series 2012, Ref. RB	5.00%	11/15/2042	1,750	1,934,520
Series 2019 B, RB (h)	5.00%	11/15/2044	1,260	1,597,894
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	5.75%	08/15/2033	1,710	2,000,991
Dallas-Fort Worth (Cities of), TX International Airport;
Series 2012 G, Ref. RB	5.00%	11/01/2035	3,525	3,621,902
Series 2013 A, RB (h)	5.00%	11/01/2030	1,700	1,869,626
Series 2014 A, Ref. RB (h)	5.25%	11/01/2026	1,000	1,152,720
El Paso Independent School District; Series 2020, GO Bonds (CEP-Texas Permanent School Fund)	4.00%	08/15/2045	1,920	2,282,707
Houston (City of), TX;
Series 2011 D, RB (e)	5.00%	11/15/2031	1,215	1,302,699
Series 2011 D, RB (e)	5.00%	11/15/2033	3,120	3,345,202
Houston (City of), TX Airport System (United Airlines, Inc. Airport Improvement); Series 2015 C, Ref.
RB (h)	5.00%	07/15/2020	865	876,522
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB (h)	4.75%	07/01/2024	2,275	2,480,137
Keller Independent School District/TX; Series 2020-XM0812, GO Bonds (CEP -Texas Permanent
School Fund)(e)	4.00%	02/15/2047	8,370	9,863,961
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015 A, RB (g)	5.50%	08/15/2045	1,360	1,528,966
Lower Colorado River Authority;
Series 2012 A, Ref. RB (b)(c)	5.00%	05/15/2022	5	5,448
Series 2012 A, Ref. RB	5.00%	05/15/2030	2,390	2,601,730
Lower Colorado River Authority (LCRA Transmission Services Corp.);
Series 2011 A, Ref. RB	5.00%	05/15/2041	2,100	2,195,529
Series 2018, Ref. RB	5.00%	05/15/2043	2,005	2,507,212
Series 2019, Ref. RB	5.00%	05/15/2040	1,200	1,479,132
New Hope Cultural Education Facilities Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2028	1,005	1,161,278
Series 2018, Ref. RB	5.00%	10/01/2031	600	686,502
New Hope Cultural Education Facilities Finance Corp. (4-K Housing, Inc.-Stoney Brook);
Series 2017 B, RB	4.75%	07/01/2042	1,115	1,010,803
Series 2017 B, RB	5.00%	07/01/2052	595	546,037
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016,
Ref. RB	5.00%	07/01/2036	1,250	1,327,413
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing College Station I,
LLC-Texas A&M University); Series 2014 A, RB (INS - AGM)(d)	5.00%	04/01/2046	2,055	2,306,779
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2047	1,135	1,245,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
North Texas Tollway Authority;
Series 2008 I, Ref. RB (INS-AGC)(d)(j)	6.20%	01/01/2042	$ 1,000	$1,241,050
Series 2011 A, RB (e)	5.50%	09/01/2036	4,365	4,667,800
Series 2015 B, Ref. RB (e)(n)	5.00%	01/01/2040	10,095	11,188,490
San Antonio (City of), TX; Series 2013, RB	5.00%	02/01/2038	2,695	3,027,509
Southwest Higher Education Authority, Inc. (Southern Methodist University); Series 2010, RB (b)(c)	5.00%	10/01/2020	1,250	1,280,413
Tarrant (County of), TX Regional Water District; Series 2012, Ref. RB (b)(c)	5.00%	03/01/2022	11,050	11,982,509
Tarrant County Cultural Education Facilities Finance Corp.; Series 2016 A, Ref. RB (e)	5.00%	02/15/2047	3,530	4,219,974
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group);
Series 2016, Ref. RB	5.00%	05/15/2037	2,520	2,792,538
Series 2016, Ref. RB	5.00%	05/15/2045	1,690	1,859,270
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community,
Inc.);
Series 2007, RB (f)	5.63%	12/31/2049	1,000	700,000
Series 2007, RB (f)	5.75%	12/31/2049	825	577,500
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, RB	5.75%	02/15/2025	440	440,783
Series 2017A, RB	6.38%	02/15/2048	1,985	2,271,138
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System);
Series 2016 A, Ref. RB	5.00%	02/15/2041	4,315	5,209,370
Texas (State of) Transportation Commission;
Series 2016 A, GO Bonds	5.00%	04/01/2044	1,730	2,086,311
Series 2019, RB (i)	0.00%	08/01/2042	2,290	957,564
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2012 A, Ref. RB (b)(c)	5.00%	08/15/2022	3,780	4,166,354
Series 2015 B, Ref. RB (i)	0.00%	08/15/2036	3,555	1,902,529
Series 2015 B, Ref. RB (i)	0.00%	08/15/2037	1,210	617,826
Series 2015 C, Ref. RB	5.00%	08/15/2042	5,445	6,287,287
Texas (State of) Water Development Board; Series 2017 A, RB	4.00%	10/15/2035	1,420	1,687,627
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	5,075	6,042,498
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, RB	5.00%	12/15/2027	1,500	1,658,445
Series 2012, RB	5.00%	12/15/2028	1,410	1,556,739
Series 2012, RB	5.00%	12/15/2029	1,325	1,460,601
Series 2012, RB	5.00%	12/15/2031	4,860	5,344,785
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH
288 Toll Lanes); Series 2016, RB (h)	5.00%	12/31/2055	1,170	1,357,656
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant
Express Managed Lanes); Series 2019 A, Ref. RB	5.00%	12/31/2033	850	1,122,102
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC
Segments 3A and 3B Facility); Series 2013, RB (h)	7.00%	12/31/2038	1,500	1,777,590
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, RB	5.25%	08/15/2042	560	578,788
Ysleta Independent School District; Series 2020-XL0127, GO Bonds (CEP-Texas Permanent School
Fund)(e)	4.00%	08/15/2052	3,990	4,693,158
				145,687,020
Utah–3.27%
Salt Lake (City of), UT;
Series 2017 A, RB (e)(h)	5.00%	07/01/2047	2,770	3,353,916
Series 2018 A, RB (h)	5.00%	07/01/2048	1,245	1,533,591
Series 2018 A, RB (h)	5.25%	07/01/2048	1,650	2,071,212
University of Utah; Series 2013 A, RB (e)	5.00%	08/01/2043	14,235	16,273,879
Utah (County of), UT; Series 2016 B, RB (e)	4.00%	05/15/2047	2,070	2,266,381
				25,498,979
Virgin Islands–0.36%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, RB	5.00%	10/01/2025	675	679,273
Series 2010 A, RB	5.00%	10/01/2029	2,100	2,109,198
				2,788,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Trust for Investment Grade Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Virginia–2.27%
Roanoke (City of), VA Economic Development Authority (Richfield Living); Series 2020, RB	5.00%	09/01/2050	$ 335	$343,807
Virginia (State of) College Building Authority; Series 2019 A, RB	3.00%	02/01/2039	625	685,906
Virginia (State of) Commonwealth Transportation Board; Series 2017, RB	4.00%	05/15/2042	1,345	1,546,387
Virginia (State of) Small Business Financing Authority (95 Express Lanes, LLC); Series 2017, RB (h)	5.00%	01/01/2040	2,405	2,564,716
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, RB (h)	6.00%	01/01/2037	820	905,871
Series 2012, RB (h)	5.50%	01/01/2042	3,650	3,970,397
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, RB (h)	5.00%	07/01/2034	3,390	3,624,690
Virginia (State of) Small Business Financing Authority (Transform 66 P3); Series 2017, RB (h)	5.00%	12/31/2056	3,425	4,062,769
				17,704,543
Washington–5.64%
Chelan (County of), WA Public Utility District No. 1;
Series 2011 A, Ref. RB (h)	5.50%	07/01/2025	1,080	1,143,493
Series 2011 A, Ref. RB (h)	5.50%	07/01/2026	1,175	1,244,078
Kalispel Tribe of Indians; Series 2018 A, RB (g)	5.00%	01/01/2032	1,400	1,675,982
Seattle (Port of), WA; Series 2019, RB (h)	5.00%	04/01/2044	1,505	1,881,265
Washington (State of); Series 2019 A, GO Bonds (e)	5.00%	08/01/2042	1,910	2,432,786
Washington (State of) (SR 520 Corridor Program –Toll Revenue);
Series 2011 C, GO Bonds (e)	5.00%	06/01/2032	2,000	2,105,840
Series 2011 C, GO Bonds (e)	5.00%	06/01/2041	13,370	14,077,540
Washington (State of) Convention Center Public Facilities District;
Series 2018, RB	5.00%	07/01/2043	1,195	1,499,331
Series 2018, RB (e)	5.00%	07/01/2048	4,275	5,317,929
Series 2018, RB	5.00%	07/01/2048	855	1,058,370
Washington (State of) Health Care Facilities Authority; Series 2019 A-2, Ref. RB (e)(n)	5.00%	08/01/2044	3,705	3,843,197
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2011 A, RB
(e)	5.00%	02/01/2041	3,495	3,625,678

Washington (State of) Health Care Facilities Authority (Swedish Health Services); Series 2011 A, RB
(b)(c)	6.25%	05/15/2021	1,525	1,623,469

Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.25%	06/01/2033	2,250	2,437,313
				43,966,271
West Virginia–0.60%
West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB (f)	6.00%	10/01/2020	720	396,000
Series 2008, RB (f)	6.25%	10/01/2023	1,695	932,250
West Virginia University; Series 2020, RB (e)	4.00%	10/01/2047	2,880	3,383,251
				4,711,501
Wisconsin–2.65%
Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB (g)	6.75%	08/01/2031	640	851,584
Series 2017, RB (g)	6.75%	12/01/2042	2,190	2,647,535
Public Finance Authority (KU Campus Development Corp.); Series 2016, RB (e)	5.00%	03/01/2046	6,060	7,189,826
Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB (g)	5.13%	06/15/2039	630	662,918
Southeast Wisconsin Professional Baseball Park District; Series 1998 A, Ref. RB (b)	5.50%	12/15/2020	2,000	2,074,520
Superior (City of), WI (Superior Water, Light & Power Co.);
Series 2007 A, Ref. RB (h)	5.38%	11/01/2021	700	702,359
Series 2007 B, RB (h)	5.75%	11/01/2037	625	627,206
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1,
RB (g)	6.38%	01/01/2048	665	719,071
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	1,710	2,078,573
Series 2018 A, RB	5.35%	12/01/2045	1,710	2,064,500
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015,
Ref. RB	5.75%	04/01/2035	895	1,060,548
				20,678,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Trust for Investment Grade Municipals

Principal
		Interest	Maturity	Amount
		Rate	Date	(000)	Value
Wyoming–0.35%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB (INS-BAM)(d)(e)		5.00%	01/01/2047	$ 2,250	$2,698,290
TOTAL INVESTMENTS IN SECURITIES(q)–164.79% (Cost $1,184,399,735)					1,285,519,874
FLOATING RATE NOTE OBLIGATIONS–(30.86)%
Notes with interest and fee rates ranging from 1.63% to 2.07% at 02/29/2020 and contractual maturities of collateral ranging from 09/01/2022 to 04/01/2056 (See
	Note 1J)(r)				(240,740,000)

VARIABLE RATE MUNI TERM PREFERRED SHARES–(35.03)%					(273,292,924)
OTHER ASSETS LESS LIABILITIES–1.10%					8,616,198
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%					$780,103,148
Investment Abbreviations:
ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SIFMA – Securities Industry and Financial Markets Association
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust's use of leverage.

(b)Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(c)Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)Principal and/or interest payments are secured by the bond insurance company listed.

(e)Underlying security related to TOB Trusts entered into by the Trust. See Note 1J.

(f)Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2020 was $5,660,980, which represented less than 1% of the Trust's Net Assets.

(g)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $37,312,492, which represented 4.78% of the Trust's Net Assets.

(h)Security subject to the alternative minimum tax.

(i)Zero coupon bond issued at a discount.

(j)Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(k)Security valued using significant unobservable inputs (Level 3). See Note 3.

(l)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(m)The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.

(n)Security is subject to a reimbursement agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $20,848,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(o)Security subject to crossover refunding.

(p)Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2020.

(q)Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer's obligation but may be called upon to satisfy issuer's obligations. No concentration of any single entity was greater than 5% each.

(r)Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Trust's investments with a value of $383,420,118 are held by TOB Trusts and serve as collateral for the $240,740,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Trust for Investment Grade Municipals

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $1,184,399,735)	$1,285,519,874
Receivable for:
Investments sold	3,031,287
Interest	13,160,102
Investments matured, at value (Cost $550,000)	6
Investment for trustee deferred compensation and
retirement plans	20,249
Other assets	30,354
Total assets	1,301,761,872
Liabilities:
Floating rate note obligations	240,740,000
Variable rate muni term preferred shares ($0.01 par
value, 2,733 shares issued with liquidation
preference of $100,000 per share)	273,292,924
Payable for:
Investments purchased	6,589,755
Dividends	65,525
Amount due custodian	242,068
Accrued fees to affiliates	9,618
Accrued interest expense	497,004
Accrued trustees' and officers' fees and benefits	3,467
Accrued other operating expenses	198,114
Trustee deferred compensation and retirement plans	20,249
Total liabilities	521,658,724
Net assets applicable to common shares	$780,103,148

Net assets applicable to common shares

consist of:
Shares of beneficial interest — common shares	$703,541,259
Distributable earnings	76,561,889
$780,103,148
Common shares outstanding, no par value,
with an unlimited number of common
shares authorized:
Common shares outstanding	54,225,296
Net asset value per common share	$14.39
Market value per common share	$12.95

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Trust for Investment Grade Municipals

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$50,344,550
Expenses:
Advisory fees	6,798,757
Administrative services fees	106,773
Custodian fees	17,325
Interest, facilities and maintenance fees	11,570,310
Transfer agent fees	126,610
Trustees' and officers' fees and benefits	26,858
Registration and filing fees	53,592
Reports to shareholders	73,589
Professional services fees	133,088
Other	31,936
Total expenses	18,938,838
Net investment income	31,405,712
Realized and unrealized gain from:
Net realized gain from investment securities	1,108,250
Change in net unrealized appreciation of investment securities	59,123,359
Net realized and unrealized gain	60,231,609
Net increase in net assets resulting from operations applicable to common shares	$91,637,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Trust for Investment Grade Municipals

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$31,405,712	$33,871,973
Net realized gain	1,108,250	378,380
Change in net unrealized appreciation (depreciation)	59,123,359	(15,017,227)
Net increase in net assets resulting from operations applicable to common shares	91,637,321	19,233,126
Distributions to common shareholders from distributable earnings	(31,965,965)	(34,610,101)

Return of capital applicable to common shares	(1,485,623)	(1,270,794)

Total distributions	(33,451,588)	(35,880,895)

Net increase (decrease) in net assets applicable to common shares	58,185,733	(16,647,769)
Net assets applicable to common shares:
Beginning of year	721,917,415	738,565,184
End of year	$780,103,148	$721,917,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Trust for Investment Grade Municipals

Statement of Cash Flows

For the year ended February 29, 2020

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$91,637,321

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(163,296,826)
Proceeds from sales of investments	116,145,507
Proceeds from sales of short-term investments, net	17,283,807

Amortization of premium on investment securities	7,144,833
Accretion of discount on investment securities	(1,687,094)
Decrease in receivables and other assets	47,120

Increase in accrued expenses and other payables	85,085

Net realized gain from investment securities	(1,108,250)

Net change in unrealized appreciation on investment securities	(59,123,359)

Net cash provided by operating activities	7,128,144
Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(31,975,070)

Return of capital	(1,485,623)

Decrease in payable for amount due custodian	(1,877,451)

Proceeds of TOB Trusts	40,140,000

Repayments of TOB Trusts	(11,930,000)

Net cash provided by (used in) financing activities	(7,128,144)

Net increase in cash and cash equivalents	—

Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$—

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$11,621,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Trust for Investment Grade Municipals

Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year Ended		Years ended February 28,		Year Ended
	February 29,				February 29,

	2020	2019	2018	2017	2016
Net asset value per common share, beginning of period	$13.31	$13.62	$13.89	$14.63	$14.73

Net investment income(a)	0.58	0.62	0.75	0.80	0.89
Net gains (losses) on securities (both realized and unrealized)	1.12	(0.27)	(0.26)	(0.73)	(0.11)

Total from investment operations	1.70	0.35	0.49	0.07	0.78
Less:
Dividends paid to common shareholders from net investment income	(0.60)	(0.64)	(0.76)	(0.81)	(0.88)
Return of capital	(0.02)	(0.02)	—	—	—
Total distributions	(0.62)	(0.66)	(0.76)	(0.81)	(0.88)

Net asset value per common share, end of period	$14.39	$13.31	$13.62	$13.89	$14.63

Market value per common share, end of period	$12.95	$12.20	$12.49	$13.11	$13.61

Total return at net asset value(b)	13.44%	3.23%	3.89%	0.69%	6.16%

Total return at market value(c)	11.38%	3.18%	0.94%	2.16%	8.64%
Net assets applicable to common shares, end of period (000's omitted)	$780,103	$721,917	$738,565	$752,934	$793,125

Portfolio turnover rate(d)	9%	14%	16%	15%	10%
Ratios/supplemental data based on average net assets
applicable to common shares outstanding:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.53%(e)	2.56%	2.20%	1.99%	1.60%

With fee waivers and/or expense reimbursements excluding interest,	0.99%(e)	1.03%	1.04%	1.02%	1.00%
facilities and maintenance fees

Without fee waivers and/or expense reimbursements	2.53%(e)	2.56%	2.20%	1.99%	1.60%

Ratio of net investment income to average net assets	4.19%(e)	4.67%	5.40%	5.51%	6.16%
Senior securities:
Total amount of preferred shares outstanding (000's omitted)	$273,300	$273,300	$273,300	$273,300	$273,300
Asset coverage per preferred share(f)	$385,438	$364,148	$370,240	$375,497	$390,203
Liquidating preference per preferred share	$100,000	$100,000	$100,000	$100,000	$100,000

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)Portfolio turnover is not annualized for periods less than one year, if applicable.

(e)Ratios are based on average daily net assets applicable to common shares (000's omitted) of $749,400.

(f)Calculated by subtracting the Trust's total liabilities (not including preferred shares, at liquidation value) from the Trust's total assets and dividing this by the total number of preferred shares outstanding.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Trust for Investment Grade Municipals

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Trust for Investment Grade Municipals (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company.

The Trust's investment objective is to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment.

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust's net asset value and, accordingly, they reduce the Trust's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.

E.Federal Income Taxes – The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust's taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt dividends", as defined in the Internal

Revenue Code.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Muni Term Preferred Shares ("VMTP Shares"), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

G.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

29	Invesco Trust for Investment Grade Municipals

results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust's servicing agreements, that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.Floating Rate Note Obligations – The Trust invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Trust. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer or by the Trust ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate securities) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Trust, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Trust's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Trust, the Trust will be required to repay the principal amount of the tendered securities, which may require the Trust to sell other portfolio holdings to raise cash to meet that obligation. The Trust could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Trust to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Trust may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Trust. These agreements commit a Trust to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Trust liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Trust accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Trust's investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Trust's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Trust wherein the Trust, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Trust's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Trust, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Trust would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Trust has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Trust's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Trust in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Trust, and may adversely affect the Trust's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

K.Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Trust's investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Trust's transaction costs.

30	Invesco Trust for Investment Grade Municipals

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.55% of the Trust's average daily managed assets. Managed assets for this purpose means the Trust's net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust's financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 29, 2020, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust's custodian.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$1,283,987,071	$1,532,803	$1,285,519,874
Other Investments - Assets
Investments Matured	—	6	—	6
Total Investments	$—	$1,283,987,077	$1,532,803	$1,285,519,880

NOTE 4—Security Transactions with Affiliated Funds

The Trust is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2020, the Trust engaged in securities purchases of $43,303,397 and securities sales of $65,820,642, which did not result in any net realized gains (losses).

NOTE 5—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and "Trustees' and Officers' Fees and Benefits" includes amounts accrued by the Trust to fund such deferred compensation amounts.

NOTE 6—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Trust may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Trust's total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2020 were $215,599,385 and 2.19%, respectively.

31	Invesco Trust for Investment Grade Municipals

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$19,658	$397,986
Ordinary income-tax-exempt	31,946,307	34,212,115

Ordinary income-tax-exempt VMTP shares	6,688,158	6,736,807

Return of capital	1,485,623	1,270,794
Total distributions	$40,139,746	$42,617,702

Tax Components of Net Assets at Period-End:
		2020
Net unrealized appreciation — investments		$97,699,703
Temporary book/tax differences		(16,346)

Capital loss carryforward		(21,121,468)

Shares of beneficial interest		703,541,259

Total net assets		$780,103,148

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust's net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds, tax treatment of TOBs and bond amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$12,762,820	$8,358,648	$21,121,468

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 29, 2020 was $169,971,994 and $115,540,185, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$104,295,591
Aggregate unrealized (depreciation) of investments	(6,595,888)
Net unrealized appreciation of investments	$97,699,703

Cost of investments for tax purposes is $1,187,820,177.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital, on February 29, 2020, undistributed net investment income was increased by $1,494,854, undistributed net realized gain (loss) was increased by $18,962 and shares of beneficial interest was decreased by $1,513,816. This reclassification had no effect on the net assets of the Trust.

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended	Year Ended
	February 29,	February 28,
	2020	2019
Beginning shares	54,225,296	54,225,296
Shares issued through dividend reinvestment	—	—
Ending shares	54,225,296	54,225,296

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

32	Invesco Trust for Investment Grade Municipals

NOTE 11—Variable Rate Muni Term Preferred Shares

On May 8, 2012, the Trust issued 2,733 Series 2015/6-VGM VMTP Shares, with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VMTP Shares on May 8, 2012 were used to redeem all of the Trust's outstanding Auction Rate Preferred Shares ("ARPS"). VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date and are considered debt for financial reporting purposes. On June 1, 2017, the Trust extended the term of the VMTP Shares and was required to redeem all outstanding VMTP Shares on December 1, 2019, unless earlier redeemed, repurchased or extended. On June 1, 2019, the Trust extended the term of the VMTP Shares and is required to redeem all outstanding VMTP Shares on December 1, 2021, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and were amortized over the original 3 year life of the VMTP Shares. In addition, the Trust incurred costs in connection with the extension of the VMTP Shares that are recorded as a deferred charge and are being amortized over the extended term. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations, and the unamortized balance is included in the value of Variable rate muni term preferred shares on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The initial rate for dividends was equal to the sum of 1.10% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index (the "SIFMA" Index). As of February 29, 2020, the dividend rate is equal to the SIFMA Index plus a spread of 1.05%, which is based on the long term preferred share ratings assigned to the VMTP Shares by a ratings agency. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VMTP Shares during the year ended February 29, 2020 were $273,300,000 and 2.42%, respectively.

The Trust utilizes the VMTP Shares as leverage in order to enhance the yield of its common shareholders. The primary risk associated with VMTP Shares is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the VMTP Shares remains unchanged. Fluctuations in the dividend rates on the VMTP Shares can also impact the Trust's yield or its distributions to common shareholders. The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VMTP Shares at the liquidation preference plus any accumulated but unpaid dividends.

The liquidation preference of VMTP Shares, which approximates fair value, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the credit rating on the VMTP Shares, and therefore the "spread" on the VMTP Shares (determined in accordance with the VMTP Shares' governing document) remains unchanged. At period-end, the Trust's Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. Unpaid dividends on VMTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 12—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 29, 2020:

Declaration Date	Amount per Share	Record Date		Payable Date
March 2, 2020	$0.0493	March 17,	2020	March 31,	2020
April 1, 2020	$0.0493	April 15,	2020	April 30,	2020

NOTE 13—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Trust's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Trust should be immaterial.

33	Invesco Trust for Investment Grade Municipals

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Trust for Investment Grade Municipals

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Trust for Investment Grade Municipals (the "Trust") as of February 29, 2020, the related statement of operations and cash flows for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of February 29, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

34	Invesco Trust for Investment Grade Municipals

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	96.11%

* The above percentages are based on ordinary income dividends paid to shareholders during the Trust's fiscal year.

35	Invesco Trust for Investment Grade Municipals

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2014	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Trust for Investment Grade Municipals

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	2014	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	1991	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives

T-2	Invesco Trust for Investment Grade Municipals

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	2014	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco Trust for Investment Grade Municipals

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics
		Rights Watch and Member of its Investment Committee; and Member of		research
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		foundation) and
		organization)		its Investment
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Committee;
Member of Board
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
of Friends of the
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
LRC (non-profit
Director of Columbia Equity Financial Corp. (privately held financial advisor)
legal advocacy);

Board Member
and Investment
Committee
Member of
Pulizer Center for
Crisis Reporting
(non-profit journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Trust for Investment Grade Municipals

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	2010	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Trust for Investment Grade Municipals

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2010	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Fundsand Invesco
Managed Accounts, LLC
Kelli Gallegos – 1970	2010	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.

T-6	Invesco Trust for Investment Grade Municipals

Trustees and Officers—(continued)

				Number of	Other
	Trustee			Funds in	Directorship(s)
Name, Year of Birth and	and/or			Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)		Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years		Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment		N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds
Office of the Fund		Investment Adviser	Auditors		Custodian
11 Greenway Plaza, Suite 1000		Invesco Advisers, Inc.	PricewaterhouseCoopers LLP		State Street Bank and Trust Company
Houston, TX 77046-1173		1555 Peachtree Street, N.E.	1000 Louisiana Street, Suite 5800		225 Franklin Street
		Atlanta, GA 30309	Houston, TX 77002-5021		Boston, MA 02110-2801
Counsel to the Fund		Transfer Agent
Stradley Ronon Stevens & Young, LLP		Computershare Trust Company, N.A.
2005 Market Street, Suite 2600		250 Royall Street
Philadelphia, PA 19103-7018		Canton, MA 02021
T-7	Invesco Trust for Investment Grade Municipals

(This page intentionally left blank)

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust's semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust's Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number: 811-06471	VK-CE-IGMUNI-AR-1

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report."

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are "independent" within the meaning of that term as used in Form N-CSR

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC ("PwC") advised the Audit Committee of the following matters for consideration under the SEC's auditor independence rules. PwC advised the Audit Committee that a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for	Fees Billed for
	Services Rendered to	Services Rendered to
	the Registrant for	the Registrant for
	fiscal year end 2020	fiscal year end 2019
Audit Fees	$56,907	$52,825
Audit-Related Fees	$0	$0
Tax Fees(1)	$19,377	$5,700
All Other Fees	$0	$0

Total Fees	$76,284	$58,525

(1)Tax Fees for the fiscal year end February 29, 2020 includes fees billed for Taxable Income calculations, including excise tax and year-to-date preparation of U.S. Tax Returns and estimates for various book-to-tax differences. Tax fees for fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. ("Invesco"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant ("Invesco Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit	Fees Billed for Non-Audit Services
	Services Rendered to Invesco and	Rendered to Invesco and Invesco
	Invesco Affiliates for fiscal year	Affiliates for fiscal year end 2019 That
	end 2020 That Were Required	Were Required
	to be Pre-Approved	to be Pre-Approved
	by the Registrant's	by the Registrant's
	Audit Committee	Audit Committee

Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES As adopted by the Audit Committees of the Invesco Funds (the "Funds")

Last Amended March 29, 2017

I.Statement of Principles

The Audit Committees (the "Audit Committee") of the Boards of Trustees of the Funds (the "Board") have adopted these policies and procedures (the "Procedures") with respect to the pre- approval of audit and non-audit services to be provided by the Funds' independent auditor (the "Auditor") to the Funds, and to the Funds' investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, "Service Affiliates").

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S- X requires that the Audit Committee also pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a "Service Affiliate's Covered Engagement").

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate's Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission ("SEC") and other organizations and regulatory bodies applicable to the Funds ("Applicable

Rules").1 They address both general pre-approvals without consideration of specific case-by-case services ("general pre-approvals") and pre-approvals on a case-by-case basis ("specific pre- approvals"). Any services requiring pre-approval that are not within the scope of general pre- approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre- approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee's review and approval of General Pre-Approved Non-Audit Services, the Funds' Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

1Applicable Rules include, for example, New York Stock Exchange ("NYSE") rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor's independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements.

V.Pre-Approval of Service Affiliate's Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a "Service Affiliate's Covered Engagement".

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate's Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate's Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate's Covered Engagement must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds' Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds. The Funds' Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate's Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate's Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate's Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2- 01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds' Treasurer to ensure services and engagements are pre- approved in compliance with these Procedures. The Funds' Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds' Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2- 01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre- approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor's Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

∙Management functions;

∙Human resources;

∙Broker-dealer, investment adviser, or investment banking services ;

∙Legal services;

∙Expert services unrelated to the audit;

∙Any service or product provided for a contingent fee or a commission;

∙Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

∙Tax services for persons in financial reporting oversight roles at the Fund; and

∙Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements:

∙Bookkeeping or other services related to the accounting records or financial statements of the audit client;

∙Financial information systems design and implementation;

∙Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

∙Actuarial services; and

∙Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $4,089,000 for the fiscal year ended February 29, 2020 and $3,550,000 for the fiscal year ended February 28, 2019 for non-audit services not required to be pre-approved by the Registrant's Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $4,798,377 for the fiscal year ended February 29, 2020 and $4,245,700 for the fiscal year ended February 28, 2019.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h)The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco's Policy Statement on Global Corporate Governance and Proxy Voting

February, 2020

I.Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company's executives, directors, and shareholders, during which important issues, such as appointments to the company's board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company's operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco's proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients' best interests, which Invesco interprets to mean clients' best economic interests, this Policy and the operating guidelines and procedures of Invesco's regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non- fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients' rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.Applicability of this Policy

This Policy sets forth the framework of Invesco's corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco's investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.Proxy Voting for Certain Fixed Income, Money Market and Index Strategies

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies ("Majority Voting"). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco's clients or vendors. Under Invesco's Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. "Personal benefit" includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco's products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco's proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco's marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.'s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.2 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionally in other cases where required by law.

V.Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco's performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee ("Global IPAC"). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco's Global Head of ESG. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco's proxy administration and governance team, compliance and legal teams annually communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients' best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the "fund manager portal" and supported by the Global Head of ESG and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related

2Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII. Non-Votes

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:

∙If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;

∙In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities ("share blocking"). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client's temporary inability to sell the security; or

∙Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of- attorney outweigh the benefit of voting a particular proxy.

In addition, there may be instances in which Invesco is unable to vote all of its clients' proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco's general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco's proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company's business and will generally support a board's discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are "bundled" or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A. Shareholder Access and Treatment of Shareholder Proposals – General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company's business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders' rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

∙Gender pay gap proposals

∙Political contributions disclosure/political lobbying disclosure/political activities and action

∙Data security, privacy, and internet issues

∙Report on climate change/climate change action

∙Gender diversity on boards

C.Capitalization Structure Issues

i.Stock Issuances

Invesco generally supports a board's proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients' ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights ("blank check" stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.Stock Splits

Invesco generally supports a board's proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company's industry and performance in terms of shareholder returns.

iii.Share Repurchases

Invesco generally supports a board's proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.Corporate Governance Issues

i.General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

∙Adopt proxy access right

∙Require independent board chairperson

∙Provide right to shareholders to call special meetings

∙Provide right to act by written consent

∙Submit shareholder rights plan (poison pill) to shareholder vote

∙Reduce supermajority vote requirement

∙Remove antitakeover provisions

∙Declassify the board of directors

∙Require a majority vote for election of directors

∙Require majority of independent directors on the board

∙Approve executive appointment

∙Adopt exclusive forum provision

Invesco generally supports a board's discretion to amend a company's articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company's articles if any of the proposed amendments would limit shareholders' rights or there is insufficient information to decide about the nature of the proposal.

ii.Board of Directors

1.Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board's key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients' portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

∙Long-term financial performance of the company relative to its industry

∙Management's track record

∙Background to the proxy contest

∙Qualifications of director nominees (both slates)

∙Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

∙Stock ownership positions in the company

3.Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director "overboarding" (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company's performance and the interest of its shareholders. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors ("overboarding"). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO's own company, excluding the boards of majority-owned subsidiaries of the parent company.

4.Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board's audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5.Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors' liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board's discretion regarding proposals to limit directors' liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

∙a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

∙a majority of independent directors

∙completely independent key committees

∙committee chairpersons nominated by the independent directors

∙CEO performance reviewed annually by a committee of independent directors

∙established governance guidelines

7.Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

9.Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board's ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board's nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii.Audit Committees and Auditors

1.Qualifications of Audit Committee and Auditors

Invesco believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company's financial statements and reports.

2.Auditor Indemnifications

A company's independent auditors play a critical role in ensuring and attesting to the integrity of the company's financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco's support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client's investment.

i.Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company's remuneration practices align with shareholders' interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management's recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company's executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to replenish shares automatically without shareholder approval.

iv.Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as "golden parachute" arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders' best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives' severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v."Claw Back" Provisions

Invesco generally supports so called "claw back" policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans ("poison pills"), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

∙Provide right to act by written consent

∙Provide right to call special meetings

∙Adopt fair price provision

∙Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as "greenmail") because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company's corporate form or to "go dark" (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors' liability.

Invesco will generally support proposals that ask the board to consider non"shareholder constituencies or other non"financial effects when evaluating a merger or business combination.

PROXY VOTING GUIDELINES

I	Applicable to	All Advisory Clients, including the Invesco
Funds
	Risk Addressed by the	Breach of fiduciary duty to client under
	Guidelines	Investment Advisers Act of 1940 by placing
Invesco's interests ahead of client's best
interests in voting proxies
	Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as
amended
	Last	April 19, 2016
☒Reviewed ☒Revised
by Compliance for Accuracy
	Guideline Owner	U.S. Compliance and Legal
	Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
	Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. ("Invesco") to vote proxies associated with securities held on their behalf (collectively, "Clients").

A. INTRODUCTION

Invesco Ltd. ("IVZ"), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the "Invesco Global Proxy Policy"). The policy describes IVZ's views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS' BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds' board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco's Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis ("GL") and Institutional Shareholder Services, Inc. ("ISS")), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco's proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds' board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms' capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms' stances on key governance and proxy topics and their policy framework/methodologies. Invesco's proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco's policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco's proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm's control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco's general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board's accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board.

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The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called "clawback" provisions.

Auditors and Audit Committee members

Invesco believes a company's audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company's audit committee, or when ratifying a company's auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company's financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders' nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent's ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client's investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company's performance under the executives' tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

4

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III. Capitalization

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company's stated reasons for the request. Except where the request could adversely affect the Client's ownership stake or voting rights, Invesco generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

5

VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients' holdings, so Invesco generally supports a board's discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

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F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco's web site, www.invesco.com .  In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of February 29, 2020, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

∙Mark Paris, Portfolio Manager, who has been responsible for the Trust since 2015 and has been associated with Invesco and/or its affiliates since 2010.

∙John Connelly, Portfolio Manager, who has been responsible for the Trust since 2016 and has been associated with Invesco and/or its affiliates since 2016. From 1994 to 2015, he was employed by Raymond James & Associates, where he served as Senior Vice President of Municipal High Yield Trading from 2012 to 2015.

∙Tim O'Reilly, Portfolio Manager, who has been responsible for the Trust since 2016 and has been associated with Invesco and/or its affiliates since 2010.

∙James Phillips, Portfolio Manager, who has been responsible for the Trust since 2015 and has been associated with Invesco and/or its affiliates since 2010.

∙John Schorle, Portfolio Manager, who has been responsible for the Trust since 2018 and has been associated with Invesco and/or its affiliates since 2010.

∙Julius Williams, Portfolio Manager, who has been responsible for the Trust since 2015 and has been associated with Invesco and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco's portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub- adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The 'Investments' chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund's shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager's immediate family members sharing the same household). The 'Assets Managed' chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 29, 2020 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund

Mark Paris	None

Portfolio Manager	Dollar Range of Investments in the Fund

John Connelly	None

Tim O'Reilly	None

James Phillips	None

John Schorle	None

Julius Williams	None

Assets Managed

The following information is as of February 29, 2020 (unless otherwise noted):

	Other Registered		Other Pooled			Other
	Investment Companies		Investment Vehicles		Accounts
Portfolio	Managed		Managed		Managed
Manager	Number	Assets	Number	Assets	Number of	Assets
	of	(in millions)	of	(in millions)	Accounts	(in millions)
	Accounts		Accounts
	Invesco Trust for Investment Grade Municipals

Mark Paris	30	$52,992.3	None	None	31	$0.71
John Connelly	17	$27,580.3	None	None	31	$0.71
Tim O'Reilly	23	$41,518.1	None	None	31	$0.71
James Phillips	17	$27,580.3	None	None	31	$0.71
John Schorle	17	$27,580.3	None	None	31	$0.71
Julius Williams	22	$39,179.4	None	None	31	$0.71

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but

1These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period2
Invesco3	One-, Three- and Five-year performance against
Invesco Deutschland	Fund peer group
Invesco Hong Kong3
Invesco Asset Management
Invesco India
Invesco Listed Real Assets Division3
Invesco Senior Secured3,4	Not applicable
Invesco Capital3,5
Invesco Canada3	One-year performance against Fund peer group
Three- and Five-year performance against entire
universe of Canadian funds
Invesco Japan6	One-, Three- and Five-year performance

2Rolling time periods based on calendar year-end.

3Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

4Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.

5Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

6Portfolio Managers for Invesco Pacific Growth Fund's compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a)As of April 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer

("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 ("Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of April 14, 2020, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the

Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.
13(a) (1)	Code of Ethics.
13(a) (2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the
Sarbanes-Oxley Act of 2002.
13(a) (3)	Not applicable.
13(a) (4)	Not applicable.
13(b)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the
Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Trust for Investment Grade Municipals

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020
By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer
Date:	May 6, 2020